  Registration No. 033-89798

  SECURITIES AND EXCHANGE COMMISSION
  Washington, D.C. 2 0549

  Post-Effective Amendment No. 5
  to
  Form S-6

  FOR REGISTRATION UNDER THE SECURITIES
  ACT OF 1933 OF SECURITIES OF
  UNIT INVESTMENT TRUSTS REGISTERED
  ON FORM N-8B-2

A.	Exact name of Trust:	Massachusetts Mutual Variable Life Separate Account I

B.	Name of Depositor:	Massachusetts Mutual Life Insurance Company

C.	Complete address of	1295 State Street
	Depositor's principal	Springfield, MA 01111
executive offices:

D.	Name and address of	Ann Lomeli
	Agent for Service	Corporate Secretary
	of Process:	1295 State Street
Springfield, MA 01111

It is proposed tht this filing will become effective (check one)

immediately upon filing pursuant to paragraph (b) of Rule 485.

X	on May 1, 2000 pursuant to paragraph (b) of Rule 485.

60 days after filing pursuant to paragraph (a)(1) of Rule 485 on _______ pursuant to paragraph (a)(1) of Rule 485.

this post effective amendment designates a new effective date for a previously filed post effective amendment. Such effective date shall be _____________.

E.	Title of Securities being registered:	Flexible Premium Variable Whole Life Insurance Policies

F.	Approximate date of proposed	As soon as practicable after the effective date
	public offering:	of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of Form N-8B-2	Caption
1	Cover Page; The Separate Account.
2	Cover Page.
3	Cover Page.
4	Sales and Other Agreements.
5	The Separate Account.
6	Not Applicable.
7	Not Applicable.
8	Appendix F. Financial Statement.
9	Legal Proceedings.
10	Detailed Description of Policy Features; Investment Options; Other Policy Information.
11	Investment Options.
12	Investment Options; Sales and Other Agreements.
13	Introduction; Detailed Description of Policy Features.
14	Detailed description of Policy Features.
15	Premiums; Exhibit 99.A.11.
16	Introduction; The Separate Account.
17	Detailed description of Policy Features; Exhibit 99.A.11.
18	The Separate Account.
19	Other Information.
20	Not Applicable.
21	Policy Loan Privilege.
22	Not Applicable.
23	Bonding Arrangement.
24	Detailed Description of Policy Features; OtherInformation; Investment Options.
25	Other Information.
26	Other Information; The Investment Options.
27	Other Information.
28	Appendix E: Directors and Executive Officers.
29	Other Information.
30	Other Information.
31	Not Applicable.
32	Not Applicable.
33	Not Applicable.
34	Not Applicable.
35	Sales and Other Agreements.
36	Not Applicable.
37	Not Applicable.
38	Sales and Other Agreements.
39	Sales and Other Agreements.
40	Sales and Other Agreements.
41	Sales and Other Agreements.
42	Not Applicable.
43	Sales and Other Agreements.
44	The Separate Account.
45	Not Applicable.
46	Account Value and Net Surrender Value; The Separate Account.
47	The Separate Account.
48	Not Applicable.
49	Not Applicable.
50	Not Applicable.
51	Detailed Description of Policy Features; Other Policy Information.
52	Investment Options.
53	Federal Income Tax Considerations.
54	Not Applicable.
55	Not Applicable.
56	Not Applicable.
57	Not Applicable.
58	Not Applicable.
59	Appendix F.
Flexible Premium Variable Whole Life Insurance Policies*
Issued by Massachusetts Mutual Life Insurance Company

This prospectus describes a life insurance policy (the “policy”) offered by Massachusetts Mutual Life Insurance Company (“MassMutual”). While the policy is in force, it provides lifetime insurance protection on the Insured named in the policy. It pays a death benefit at the death of the Insured.

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MassMutual. “MassMutual” refers to Massachusetts Mutual Life Insurance Company.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the “GPA”). Each division invests in shares of a designated investment fund. Currently, the funds listed at the right are available under this policy.

This Policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks, including loss of the principal amount invested.

We service the policy at our Principal Administrative Office located at 1295 State Street, Springfield, Massachusetts 01111-0001. Our telephone number is (413) 788-8411. Our Home Office is located in Springfield, Massachusetts.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

*Title may vary in some jurisdictions.

MML Series Investment Fund
•	MML Equity Fund
•	MML Money Market Fund
•	MML Managed Bond Fund
•	MML Blend Fund
•	MML Equity Index Fund (Class II Shares)
•	MML Small Cap Value Equity Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Variable Insurance Products Fund II
•	Fidelity’s VIP II Contrafund® Portfolio (Initial Class)

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

American Century Variable Portfolios, Inc.
•	American Century’s VP Income & Growth Fund

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the cash surrender value will vary, depending on the investment performance of the funds.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

EFFECTIVE MAY 1, 2000

Table of Contents

I. Introduction	1

II. Detailed Description of Policy Features

Purchasing the Policy	4
Death Benefit	4
Premiums	6
Transfers	7
Dollar Cost Averaging	7
Policy Termination and Reinstatement	8
Charges and Deductions	9
Deductions from Premiums	9
Monthly Charges Against the Account Value	9
Daily Charges Against the Separate Account	10
Surrender Charges	10
Other Charges	11
Special Circumstances	11
Account Value and Net Surrender Value	11
Policy Loan Privilege	12

III. Investment Options

The Guaranteed Principal Account	14
The Separate Account	14
The Funds	15
Fund Profiles	15
The Investment Advisers	17

IV. Other Policy Information

When We Pay Proceeds	19
Payment Options	19
Beneficiary	20
Assignment	20
Limits on Our Right to Challenge the Policy	20
Error of Age or Gender	20
Suicide	21

Additional Benefits You Can Get by Rider	21
Sales and Other Agreements	21

V. Other Information

MassMutual	23
Annual Reports	23
Federal Income Tax Considerations	23
Your Voting Rights	26
Reservation of Rights	26
Bonding Arrangement	26
Legal Proceedings	27
Experts	27

Appendix A

Definition of Terms	A-1

Appendix B

Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit	B-1

Appendix C

Rates of Return	C-1

Appendix D

Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums	D-1

Appendix E

Directors of MassMutual	E-1
Executive Vice Presidents	E-3

Appendix F

Separate Account Financial Statements	F-1
Corporate Financial Statements	FF-1

ii
Table of Contents

I. Introduction

Please refer to Appendix A for definitions of the terms contained in this prospectus.

You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live.

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit and change the Death Benefit Option under the policy. Further, the death benefit may vary, and the cash surrender value will vary, with the investment experience of the investment funds in which an Owner has account value. Policy values in the GPA will earn interest at a guaranteed rate of 3%. We may credit an interest rate periodically that exceeds this guaranteed rate.

The following diagram summarizes how the policy works.

HOW THE POLICY WORKS

Premium Payment

We deduct a Premium Expense
Charge from each Premium Payment.

ê

Net Premium

We allocate the net premium and
account value among the divisions
of the Separate Account and the
GPA based on the percentages you
have chosen.

Investment Earnings

Each day we credit or debit the investment earnings or losses of the divisions of the Separate Account less fund investment management fees and Separate Account fees.

We also credit interest on values
in the GPA.

Death Benefit

You have a choice of 2 Death Benefit Options. You can change the Option at a later date.
ê Account Value You determine how the account value is allocated among the available investment options. è í
Account Value Charges

Each month we deduct for
administrative, mortality, and rider expenses.

Owner Access to
Account Value

è
You may access account values
through loans and withdrawals.

Policy Surrender
î
In the first 15 years of coverage,
if you surrender all of your coverage
or decrease your Selected Face
Amount, we deduct a surrender
charge from any amount we
pay you.

Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and Separate account charges follows.

	CURRENT RATE	GUARANTEED RATE

Premium Expense Charge	Policy Years 1-20: 4%, equal to 2% Sales Charge plus 2% Premium Tax Charge	All Policy Years: 4%, equal to 2% Sales Charge plus 2% Premium Tax Charge

Policy Years 21+: 0% of premium

Administrative Charge	All Policy Years: $6 per month per policy	All Policy Years: $9 per month per policy

Mortality Charges	A per thousand rate multiplied by the amount at risk each month. The rate varies by the gender, Issue Age, and risk classification of the Insured, and the Year of Coverage.	For standard risks, the guaranteed cost of insurance rates are based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

Charge to Increase Selected Face Amount	$75 deducted from Account Value at time of increase.	$75 deducted from Account Value at time of increase.

Charge to Change from Death Benefit Option from 1 to 2	$0.00	$75 deducted from Account Value at time of increase.

Mortality and Expense Risk Charge	All Policy Years: 0.55% on an annual basis of daily net asset value of the Separate Account	All Policy Years: 0.90% on an annual basis of daily net asset value of the Separate Account

Investment Management Fees and Other Expenses	(See separate table on next page.)

Loan Interest Rate Expense Charge	All Policy Years: 0.90% of loaned amount	All Policy Years: 2.0% of loaned amount

Withdrawal Fee	$25 (or 2% of amount withdrawn, if less)	$25 (or 2% of amount withdrawn, if less)

Surrender Charges (Apply upon policy surrender; a partial surrender charge may also apply upon a decrease in Face Amount)	Coverage Years 1-15: Administrative
Surrender Charge (ASC) plus Sales
Load Surrender Charge (SLSC). ASC
equals $5 per $1,000 of Selected Face
Amount for Years 1-5; it then grades
to zero during Years 6-10, and is
zero thereafter. During the first 10
Years of Coverage, SLSC equals 26%
of premium paid for the coverage up
to the Surrender Charge Band, and
4% of premium paid for the
coverage in excess of the Band up to
three times the Band. During the
next 5 Years of Coverage, these
percentages are reduced, by factors
set forth in the policy, to zero by the
end of the 15 th Year.	Coverage Years 1-15: Administrative
Surrender Charge (ASC) plus Sales
Load Surrender Charge (SLSC). ASC
equals $5 per $1,000 of Selected Face
Amount for Years 1-5; it then grades
to zero during Years 6-10, and is
zero thereafter. During the first 10
Years of Coverage, SLSC equals 26%
of premium paid for the coverage up
to the Surrender Charge Band, and
4% of premium paid for the coverage
in excess of the Band up to three
times the Band. During the next 5
Years of Coverage, these percentages
are reduced, by factors set forth in
the policy, to zero by the end of the
15 th Year

	Coverage Years 16+: $0	Coverage Years 16+: $0

2
Introduction

Investment Management Fees
and Other Expenses

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1999.

Fund Name	Management Fees	Other Expenses		Total Fund Operating Expenses

MML Equity Fund	0.37%	0.00%	[1]	0.37%
MML Money Market Fund	0.46%	0.04%	[1]	0.50%

MML Managed Bond Fund	0.47%	0.03%	[1]	0.50%
MML Blend Fund	0.37%	0.01%	[1]	0.38%

MML Equity Index Fund (Class II Shares)	0.10%	0.19%	[2]	0.29%	[2]
MML Small Cap Value Equity Fund	0.64%	0.11%	[1]	0.75%

Oppenheimer Aggressive Growth Fund/VA	0.66%	0.01%		0.67%
Oppenheimer Global Securities Fund/VA	0.67%	0.02%		0.69%

Oppenheimer Capital Appreciation Fund/VA [3]	0.68%	0.02%		0.70%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.04%		0.78%

Fidelity’s VIP II Contrafund Portfolio (Initial Class)	0.58%	0.09%	[4]	0.67%	[4]
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%		0.85%

American Century’s VP Income & Growth Fund	0.70%	0.00%		0.70%

1 MassMutual agreed to bear expenses of the MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Money Market Fund and MML Small Cap Value Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2001. The expenses shown for the MML Small Cap Value Equity Fund include this reimbursement. If not included, the Other Expenses for this Fund in 2000 is estimated to be 0.44%. MassMutual does not expect that it will be required to reimburse any expenses of the MML Equity Fund, the MML Managed Bond Fund, the MML Blend Fund, and the MML Money Market Fund in 2000.
2 Effective May 1, 2000, the MML Equity Index Fund consists of different share classes. The annual fund expenses shown for the MML Equity Index Fund—Class II Shares are based on amounts for the Fund as of December 31, 1999. MassMutual agreed to bear expenses of the MML Equity Index Fund-Class II Shares (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.19% of the average daily net asset value of the Fund through April 30, 2001. The expenses shown for the MML Equity Index Fund-Class II Shares include this reimbursement or waiver. If not included, the Other Expenses for this Fund in 2000 would be 0.29%. Without such reductions, the total fund expenses for the MML Equity Index Fund Class II Shares would be 0.39%.
3 Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.
4 A portion of the brokerage commissions that Fidelity’s VIP II Contrafund pays was used to reduce the Other Expenses for the Portfolio. In addition, Fidelity’s VIP II Contrafund, or the investment manager on behalf of the fund, entered into an arrangement with a fund custodian whereby credits realized as a result of non-invested cash balances were used to reduce custodian expenses. With such reductions, the Other Expenses became 0.07%, decreasing the Total Fund Operating Expenses to 0.65%.
Introduction

II. Detailed Description of Policy Features

Purchasing the Policy

To purchase a policy you must send a completed application to our Principal Administrative Office. The minimum Selected Face Amount of a policy is currently $50,000. The policy can be issued for an Insured between the ages of 0 and 80 inclusive. Before issuing a policy, we will require evidence of insurability. This usually will require a medical examination.

We determine whether to accept or reject the application for the policy and the Insured’s risk classification. If we do not accept the application, we will refund any premium paid.

Coverage under the policy becomes effective on the Issue Date of the policy or, if later, the date the first premium is paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in good order.

Unisex Policy. Policies generally are issued with values that vary based on the gender of the Insured. Policies issued in Massachusetts and Montana are “unisex”; that is, the policy values do not vary by the gender of the Insured. Policies issued as part of an employee benefit plan also may have policy values that do not vary by gender. References in the prospectus to sex-distinct policy values are not applicable to unisex policies. Upon request we will provide you illustrations showing the effect of unisex rates on premiums, cash surrender values and death benefits.

Right to Return the Policy. Once you receive your policy, you should review it carefully. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it, or 10 days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever is latest. (This period of time may vary by state.)

To cancel the policy, return it to us at our Principal Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy under the GPA; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy, minus

(iv)	any amounts withdrawn and any policy debt.

In other states, this refund is equal to any premium paid for the policy, reduced by any amounts withdrawn and any policy debt.

Consult your policy to determine which refund applies under your policy. A few states have variations of these two refund types.

Death Benefit

While the policy is in force, we will, upon receipt of due proof of the Insured’s death, pay the death benefit to the named Beneficiary. Although we normally will pay the death benefit within seven days of receiving satisfactory proof of the Insured’s death, we may delay payments under certain circumstances. All or part of the death benefit can be paid in cash or under one or more of the payment options described in the policy.

Minimum Face Amount. In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a Minimum Face Amount. The Minimum Face Amount is equal to a percentage of the account value. The percentage depends on the gender (male, female, unisex), risk classification, and Attained Age of the Insured.

Death Benefit Options. The death benefit is the benefit provided under the Death Benefit Option in effect on the date of the Insured’s death. This benefit is reduced by any outstanding policy debt and any unpaid monthly charges to the date of death.

You may choose one of two Death Benefit Options:

(a)	Option 1 (a level amount option) or

(b)	Option 2 (variable amount option).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The death benefit provided by Options 1 and 2 is as follows.

Option 1—The benefit is the greater of:

(a)	the Selected Face Amount on the date of death; and

(b)	the minimum death benefit on the date of death.

Option 2—The benefit is the greater of:

(a)	the Selected Face Amount plus the account value on the date of death; and

(b)	the Minimum Face Amount on the date of death.

See Appendix B for examples of how changes in account value and the amount of premiums paid may affect the death benefit of a policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by written request. The effective date of a change will be the Monthly Calculation Date on or next following the date we approve the change. A change in the Death Benefit Option will result in a change of the policy Selected Face Amount. The death benefit under the new Death Benefit Option will be the same as the death benefit under the old Death Benefit Option at the time of the change.

A change from Option 1 to Option 2 will require evidence of insurability satisfactory to us. In addition, we may deduct a $75 charge from the account value on the effective date of the change; it will be deducted from the division(s) and the GPA in proportion to the non-loaned values in each. (We currently do not make this charge, but we reserve the right to do so.)

You cannot change from Option 1 to Option 2:

1.	if the Selected Face Amount would be reduced to less than $50,000 as a result of the change, or

2.	after the Insured reaches Attained Age 80.

When the Selected Face Amount changes as a result of a change in the Death Benefit Option, the monthly charges also will change. The change in Selected Face Amount also may change the charges for certain additional benefits. The change in Selected Face Amount will not change the policy Surrender Charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Selected Face Amount. You may request an increase or decrease in the Selected Face Amount by submitting a written request for a change of Selected Face Amount to our Principal Administrative Office. The Selected Face Amount change will be effective on the Monthly Calculation Date on or next following our acceptance of the request.

Increases in Selected Face Amount. You must provide us with a written application and evidence the Insured still is insurable to increase your Selected Face Amount. An increase may not be less than $15,000. You cannot increase the Selected Face Amount of the policy after the Insured reaches Attained Age 80.
Detailed Description of Policy Features

If you increase the Selected Face Amount, we will deduct a $75 charge from the account value on the effective date of the increase; it will be deducted from the division(s) and the GPA in proportion to the non-loaned values in each.

If you increase the Selected Face Amount, the Mortality Charges will increase.

Decreases in Selected Face Amount. You may decrease the Selected Face Amount any time after the first Policy Year. You must send a written request to us. You cannot decrease the Selected Face Amount if the decrease would result in a Selected Face Amount of less than $50,000.

If you decrease the Selected Face Amount, a surrender charge may apply. We will deduct surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Selected Face Amount in the following order:

(a)	the Selected Face Amount of the most recent increase

(b)	the Selected Face Amounts of the next most recent increases successively

(c)	the initial Selected Face Amount.

If you decrease the Selected Face Amount, the monthly charges deducted from the account value will change.

If you decrease the Selected Face Amount, the policy may become a “modified endowment contract” under federal tax law. Consult your tax adviser. (See also Modified Endowment Contracts in Part V).

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. Net premiums are allocated to the account value as you choose.

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, initial Selected Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of the Insured.

Planned Annual Premiums. When applying for the policy, you select the Planned Annual Premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The amount of the Planned Annual Premium and the payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a written notice to us at our Principal Administrative Office.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, you must have a sufficient account value. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Send all premium payments to us either at our Principal Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

Premium Limitations. The minimum premium payment is $10.

The maximum premium each Policy Year is the greatest of:

(a)	an amount equal to $100 plus double the basic premium for the policy;
6
Detailed Description of Policy Features

(b)	the amount of premium paid in the preceding Policy Year;

(c)	the highest premium payment amount that would not increase the amount at risk; and

(d)	the minimum annual premium under the Death Benefit Guarantee Rider, if included with the policy.

We may refund any amount of premium payment that exceeds this limit.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the Premium Expense Charge.

Net Premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any net premiums in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

Register Date and Valuation Date. The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

The Register Date is the Valuation Date that is on, or next follows, the latest of:

(a)	the Policy Date;

(b)	the day we receive your completed Part 1 of Application for the policy; and

(c)	the day we receive the first premium payment in good order.

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time. Just send a written notice to us at our Principal Administrative Office.

You may set your net premium allocation in terms of whole-number percentages that add to 100%.

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA. Simply send us a request. Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all funds in the Separate Account divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value each year for three consecutive Policy Years, and

•	you have not invested any net premium amount in the GPA or

•	transferred any money into the GPA during these three years,

you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Principal Administrative Office. We do not charge for transfers.

Dollar Cost Averaging

You may specify a specific dollar amount to be periodically transferred from any division to any combination of divisions and the GPA. Once elected, these transfers occur automatically. You specify the specific dollar amounts to be transferred and the division to transfer money from, the division(s) and/or GPA to transfer money to, the date on which transfers will be made (subject to our rules), the frequency of transfers, which may be monthly, quarterly, semiannually or annually, and the period of time that such dollar cost averaging will continue. The minimum allowable transfer to any division or the GPA is $50. This process is called Dollar Cost Averaging. Dollar Cost Averaging transfers are not available for transfers from the GPA, but these transfers may be made into the GPA. To elect Dollar Cost Averaging transfers, the account value in the division from which transfers will be made must be at least $5,000.

The main objective of Dollar Cost Averaging is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to a division with each transfer, more units are purchased in a division if the value per unit is low and fewer units are purchased if the value per unit is high. Therefore, a lower-than-average cost per unit may be achieved over the long term. This plan of investing allows you to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

We will make all Dollar Cost Averaging transfers either on the day of each calendar month you specify or on the next Valuation Date. You may specify any day of the month up through the 28th day.

To elect Dollar Cost Averaging, send us your written request at least one week prior to the date Dollar Cost Averaging transfers are to commence.

The Dollar Cost Averaging option can be started, changed, or canceled at any time; however, we need seven business days’ notice to change any transfer arrangement. If the value of the division from which transfers are being made falls below the total transfer amount, the remaining value in that division will be transferred on a pro rata basis to all the designated divisions and the GPA, and no more automated transfers will be processed.

Dollar Cost Averaging transfers are not subject to any transfer charges or any limitations on the number of transfers in a Policy Year.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its value cannot cover the monthly charges.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if the account value less any policy debt on a Monthly Calculation Date cannot cover the monthly charges due.

However, we allow a grace period for payment of the premium amount (not less than $10) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 30 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the Insured dies during the grace period, the death benefit will be payable. In this case, any unpaid monthly charges to the date of death will be deducted from the death benefit.

Reinstating Your Policy. If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it; or

•	five years have passed since it terminated.
8
Detailed Description of Policy Features

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the Insured still is insurable; and

3.
a premium payment sufficient to produce an account value equal to triple the monthly charges due on the Monthly Calculation Date on, or next following, the reinstatement date. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your policy, the Selected Face Amount will be the same as it was when it terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the Premium Expense Charge and any monthly charges then due. Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal tax law. Consult your tax adviser.

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a Premium Expense Charge from each premium payment you make. The Premium Expense Charge is 4%. It is equal to a Sales Charge of 2% plus a Premium Tax Charge of 2%. The Sales Charge reimburses us for selling and distributing the policy. The Premium Tax Charge reimburses us for the average cost of state and local premium taxes we pay for the policy.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Calculation Date. The monthly charges are:

(a)	an administrative charge;

(b)	a Mortality Charge; and

(c)	a rider charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Administrative Charge. The monthly administrative charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charges. The monthly Mortality Charge for a policy is equal to the “amount at risk” under the policy, multiplied by the monthly Mortality Charge rate for that policy month. We determine the amount at risk on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 3% per year) exceeds the account value.

Mortality Charge rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following three standard rate classes: Preferred Nonsmoker, Nonsmoker, and Smoker. We also have substandard rate classes for greater mortality risks. In otherwise identical policies, the monthly Mortality Charge rate is higher for Smokers than for Nonsmokers and higher for Nonsmokers than for Preferred Nonsmokers.

Rider Charge. You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. These are deducted from the fund.

Surrender Charges

The surrender charge has two parts: an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge applies during the first 10 Policy Years for the initial Selected Face Amount, and during the first 10 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy or decrease the Selected Face Amount. The Sales Load Surrender Charge applies for the first 15 Policy Years, and during the first 15 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy or decrease the Selected Face Amount.

Administrative Surrender Charge. This charge is $5 for each $1,000 of Selected Face Amount. It remains level for five years, then grades down to zero over the next five years. This charge reimburses us for expenses incurred in issuing the policy, such as processing the applications (including underwriting) and setting up computer records.

Sales Load Surrender Charge. During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase, this charge is equal to 26% of the premiums paid for the coverage up to the Surrender Charge Band, plus 4% of premiums paid for the coverage in excess of the Surrender Charge Band up to three times the Surrender Charge Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.

The Surrender Charge Band is set forth in the policy and is an amount based on the Selected Face Amount and varies by the age and gender of the Insured at the time of purchase. Premiums are allocated to the initial Selected Face Amount, and to each increase, based on factors shown in the policy.

Decrease in Selected Face Amount. If you decrease your Selected Face Amount, we cancel all or a part of your Selected Face Amount segments. We charge a surrender charge. The surrender charge is equal to the pro rata surrender charge for each decreased or canceled Selected Face Amount segment

After a Selected Face Amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge.

Other Charges

Withdrawal Fee. If you make a partial withdrawal from your policy, we deduct $25 (or 2% of the amount withdrawn, if less) from the amount you withdraw. This fee reimburses us for administering withdrawals.

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Charge for Increase in Selected Face Amount. For each increase in Selected Face Amount, a charge of $75 will be deducted from the account value. The charge is designed to reimburse us for underwriting and administrative costs associated with the increase. This fee is guaranteed not to increase for the duration of the policy.

Charge for Change from Option 1 to Option 2. For each change in the Death Benefit Option from Option 1 to Option 2, a charge of $75 will be deducted from the account value. The charge is designed to reimburse us for the underwriting and administrative costs associated with the change. This fee is guaranteed not to increase for the duration of the policy. (We currently do not charge the $75 fee for this change, but we reserve the right to do so.)

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value and Cash Surrender Value

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;

•	transfers to the Separate Account from the Guaranteed Principal Account;

•	transfers and withdrawals from the Separate Account;

•	monthly charges and surrender charges deducted from the Separate Account; and

•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

•	the accumulation unit value in that division; multiplied by

•	the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to the policy.

Fixed Account Value. The fixed account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus
Detailed Description of Policy Features

•	amounts transferred into the GPA from the Separate Account; less

•	amounts transferred or withdrawn from the GPA; and less

•	monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the Loan Interest Rate Expense Charge; or

•	3% if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or

•	the guaranteed interest rate of 3%.

Cash Surrender Value. The cash surrender value of the policy is equal to:

•	the account value; less

•	any surrender charges that apply; and less

•	any policy debt.

You may surrender the policy by sending a written request to our Principal Administrative Office. We will determine the cash surrender value at the end of the Valuation Date on which we receive the request in good order.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the cash surrender value. We deduct a fee from the amount withdrawn. We do not charge a surrender charge for a withdrawal. The minimum amount you can withdraw is $100 (including the withdrawal fee). We may not allow a withdrawal if it would result in a reduction of the Selected Face Amount to less than $25,000.

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. You can state the amount as a dollar amount or a percentage. The withdrawal will be effective on the date we receive the written request in good order. We will process it within seven days. The withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these. If you have chosen Death Benefit Option 1, we will reduce the Selected Face Amount by the amount of the withdrawal unless you provide evidence satisfactory to us that the Insured still is insurable.

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the policy as long as the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;
12
Detailed Description of Policy Features

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

Whenever total policy debt (which includes accrued interest) equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt exceeds the account value less any surrender charges at the end of those 31 days, the policy terminates without value.

Loan Interest Charged. At the time of Application, you may select a loan interest rate of 6% or an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the Policy Year begins, or

(ii)	4%.

If the maximum rate is less than  1 /2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least  1 /2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment. You may repay all or part of any policy debt at any time while the Insured is living and while the policy is in force. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and the policy loan rate less a Loan Interest Rate Expense Charge. We guarantee this Charge will not exceed 2%. Currently, the Charge is 0.90%.

Effect of Loan. A policy loan affects the policy since we reduce the death benefit and cash surrender value by the amount of the loan. If you repay the loan, we increase the death benefit and cash surrender value under the policy by the amount of the repayment. Taking a policy loan could have adverse tax consequences if your policy is a “modified endowment contract” under current federal tax law. Consult your tax adviser.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.
Detailed Description of Policy Features
III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our General Account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our General Account. Our General Account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

We guarantee amounts allocated to the GPA in excess of any policy debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate we credit in any calendar year will not be lower than this calendar year guaranteed minimum rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. The Separate Account is maintained under the laws of the State of Massachusetts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into 13 divisions. Each division invests in shares of a designated Fund as follows:

Division	Fund

MML Equity	MML Equity Fund

MML Money Market	MML Money Market Fund

MML Managed Bond	MML Managed Bond Fund

MML Blend	MML Blend Fund

MML Equity Index	MML Equity Index Fund—Class II

MML Small Cap Value Equity	MML Small Cap Value Equity Fund

Oppenheimer Capital Appreciation	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Aggressive Growth	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Global Securities	Oppenheimer Global Securities Fund/VA

Oppenheimer Strategic Bond	Oppenheimer Strategic Bond Fund/VA

Fidelity VIP II Contrafund	Fidelity’s VIP II Contrafund Portfolio—Initial Class

T. Rowe Price Mid- Cap Growth	T. Rowe Price Mid- Cap Growth Portfolio

American Century VP Income & Growth	American Century’s VP Income & Growth Fund

We may establish additional divisions within the segment in the future.
14
Investment Options

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MassMutual. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MassMutual. We may transfer to our General Account any assets that exceed anticipated obligations of the Separate Account.

The Funds

The investment funds available through the policy are offered by five investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual, and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policyowners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the Insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Fund Profiles

Following is a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning the funds and their investment objectives is contained in the accompanying prospectuses; they include information on the risks associated with the investments, the investment techniques, and the deduction of expenses for each of the funds.

MML Series Investment Fund
(“MML Trust”)

The MML Trust, managed by MassMutual, was organized as a Massachusetts business trust on December 19, 1984. Six of the diversified investment portfolios of the Trust are available under this policy.
Investment Options

MML Equity Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income by investing in equity securities.

MML Money Market Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML Managed Bond Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment grade debt securities.

MML Blend Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income and money market securities.

MML Equity Index Fund (Class II Shares)

Sub-adviser: Bankers Trust Company

The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor’s 500 Composite Stock Price Index®.

(“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, or The McGraw Hill Companies, Inc. Standard & Poor’s makes no representation regarding the advisability of investing in the fund.)

MML Small Cap Value Equity Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Small Cap Value Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Oppenheimer Variable Account Funds (“Oppenheimer Trust”)

The Oppenheimer Trust is managed by OppenheimerFunds, Inc. The Trust consists of 10 separate funds, four of which are offered under this policy.

Oppenheimer Capital Appreciation Fund/VA

The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing in securities of well-known established companies. It invests mainly in equity securities.

Oppenheimer Aggressive Growth Fund/VA

The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in “growth-type” companies.

Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer Strategic Bond Fund/VA

The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. The Fund invests in three market sectors: debt securities of foreign government and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Variable Insurance Products Fund II

Variable Insurance Products Fund II (“Fidelity’s VIP II”), managed by Fidelity Management & Research Company (“FMR”), was organized as a Massachusetts business trust on March 21, 1988. One of its investment portfolios, the VIP II Contrafund® Portfolio, is available under this policy.

Fidelity’s VIP II Contrafund® Portfolio (Initial Class)

This Fund seeks long-term capital appreciation. It invests primarily in common stocks. It also invests in the securities of companies whose value FMR believes is not fully recognized by the public, in domestic and foreign issuers, and in either “growth” stocks or “value” stocks or both.

T. Rowe Price Equity Series, Inc.

The T. Rowe Price Equity Series, Inc., was incorporated in Maryland in 1994. Currently, it consists of four series, each representing a separate class of shares having different objectives and investment policies. One of the series, the Mid-Cap Growth Portfolio, is available under this policy.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc., is part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds, VP Income & Growth Fund, is offered under this policy.

American Century’s VP Income & Growth Fund

American Century’s VP Income & Growth Fund seeks long-term growth of capital as well as current income. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential.

The Investment Advisers

MassMutual serves as investment manager of each of the MML Funds under investment management agreements. David L. Babson & Company, Inc. (“Babson”), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, and MML Small Cap Value Equity Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

MassMutual entered into a sub-advisory agreement with Bankers Trust Company. Bankers Trust Company manages the investment and reinvestment of the assets of the MML Equity Index Fund.

OppenheimerFunds, Inc. (“OFI”) is an investment adviser organized under the laws of Colorado as a corporation; it was originally organized in 1959. It (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $120 billion as of December 31, 1999, and with more than five million shareholder accounts. OFI is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. OFI serves as investment adviser to the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers Act of 1940. OFI serves as Investment Adviser to the Oppenheimer Funds.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the VIP II Contrafund Portfolio. FMR is the management arm of Fidelity Investments®, which was established in 1946. Fidelity Investments® has its principal business address at 82 Devonshire Street, Boston, Massachusetts. FMR handles the VIP II Contrafund business affairs and, with the assistance of affiliates, chooses the fund’s investments. Fidelity Management & Research (U.K.) Inc., in London, England, and Fidelity Management & Research (Far East), Inc., serve as sub-advisers for the VIP II Contrafund Portfolio.

T. Rowe Price Associates, Inc., (“T. Rowe Price”), is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price was founded in 1937. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202. The T. Rowe Price Equity Series, Inc., (the “Corporation”), was incorporated in Maryland in 1994. The Corporation is governed by a Board of Directors that meets regularly to review the fund’s investments, performance, expenses, and other business affairs. The policy of the Corporation is that a majority of Board members will be independent of T. Rowe Price.

American Century Investment Management, Inc., is the investment adviser to the American Century VP Income & Growth Fund. Under the laws of the state of Maryland, the company’s board of directors is responsible for managing the business and affairs of the fund. Acting under an investment management agreement entered into with the fund, American Century Investment Management, Inc., serves as the manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri. The manager has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958.
18
Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds or the death benefit within seven days after we receive all required documents in a form satisfactory to us at our Principal Administrative Office.

We can delay payment of the death benefit, the cash surrender value, or any withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)	trading is restricted by the SEC; or

(iii)	the SEC declares an emergency exists; or

(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

We may delay paying any cash surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Principal Administrative Office.

We can delay payment of the entire death benefit if we contest the payment. We investigate all death claims occurring within the two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether we will authorize payment of the claim. We make all payments promptly after authorization.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option. We pay interest on the death benefit from the date of death to the date of payment.

Payment Options

We will pay the policy proceeds (the death benefit or the cash surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 2.5%.
(continued)
Other Policy Information
Installments of Specified Amount	Each monthly payment is for an agreed specified amount not less than $10 for each $1,000 applied under the option. Interest of at least 2.5% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount we hold runs out.

Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Joint Lifetime Income	Equal monthly payments based on the lives of two named persons. The same payment is made each month until both named persons have died. You can elect income with or without a minimum payment period.

Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the Insured’s death. The Applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during the Insured’s lifetime by writing to our Principal Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured’s death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the policy with respect to any material misrepresentation in the application regarding the insurability of the Insured once the policy has been in force during the lifetime of Insured for two years after the Issue Date.

For any policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the change or reinstatement with respect to the Insured after the change has been in effect for two years during the lifetime of the Insured.

Error of Age or Gender

If the Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.
20
Other Policy Information
Suicide

Suicide within two years of the Policy Date is not covered by the policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date or Reinstatement Date, the policy will terminate. We will refund the amount of all premiums paid, less any withdrawals and policy debt. If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Selected Face Amount, the increase will terminate and we will refund the monthly charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the policy, there is no additional refund for any Selected Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. Subject to state availability, the following riders are available.

Disability Benefit Rider. This rider provides that, in the event of the Insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will apply a premium payment to the policy on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

At the time of application, you choose a Specified Monthly Amount. In the event of the Insured’s total disability, the amount of the premium payment applied on each Monthly Calculation Date will be the greater of: (a) the Specified Monthly Amount; or (b) the Monthly Charge (increased by the current Premium Expense Charge) on that Monthly Calculation Date.

Accidental Death Benefit Rider. This rider provides for an addition to the death benefit in the event the Insured’s death was caused by accidental bodily injury occurring within six months before the Insured’s death. This rider provides no benefit if the Insured dies after Attained Age 69.

Insurability Protection Rider. This rider allows the Policyowner to increase the Selected Face Amount of the policy for a specified amount on specified dates, without evidence of insurability.

Accelerated Death Benefit Rider. This rider advances the Policyowner a portion of the death benefit when we receive proof, satisfactory to us, the Insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the policy, equal to the amount of the death benefit accelerated under the policy. Interest is not charged on the lien.

Right to Exchange Insured Endorsement. Upon request, the policy may include a Right to Exchange Insured Endorsement. Under this endorsement, the policy may be exchanged for a new policy on the life of a new insured, subject to certain conditions and satisfactory evidence of insurability.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the policy. MML Investors Services, Inc. (“MMLISI”), at the same address serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the “NASD”).

MML Distributors may have selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy. These agents also are registered representatives of selling brokers or of MMLISI. We sell the policy in all states except New York, and in the District of Columbia.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policy.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each Year of Coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 2 through 10, 6.5% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 11 and beyond, 2% of all premium paid.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual and MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents.
22
Other Policy Information

V. Other Information

MassMutual

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 1999, MassMutual had consolidated statutory assets in excess of $70 billion and estimated total assets under management of $206.6 billion.

MassMutual’s Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The Segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the Segment for our federal income taxes that may be a result of activity of the Segment. Periodically, we review the question of a charge to the Segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the Segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of our federal income taxes that are a result of activity of the GPA.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the Segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year,

(ii)	all premiums paid since that time,

(iii)	all additions to and deductions from the account value during the year, and

(iv)	the account value, death benefit, cash surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the Beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy Face Amount. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

A change of the Owner or the Insured, or an exchange or assignment of the policy, may cause the Owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your Beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.
24
Other Information

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the
“7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new, lower 7-pay limit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distribution and loans.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 [1] /2; or

(ii)	made because the taxpayer became disabled; or

(iii)
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC provides that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, the IRS has not exercised its authority to extend the MEC tax rules to any distributions received in a year prior to the one in which the policy became a MEC.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the Funds attributable to your policy. The policy’s number of shares of the Funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the Funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the right to:

•	Create new divisions of the Separate Account;

•	Create new Separate Accounts and new Segments;

•	Combine any two or more Separate Accounts, Segments or divisions;

•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;

•
Invest the assets of the Separate Account in securities other than shares of the Funds. These securities can be substitutes for Fund shares already purchased or they can apply only to future purchases.

•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

•	Substitute one or more Funds for other funds with similar investment objectives;

•	Delete Funds or close Funds to future investments; and

•	Change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers, employees, general agents and agents of MassMutual (subject to a $350,000 deductible).
26

Other Information

Legal Proceedings

We are not currently involved in any legal proceedings that would have a material impact on the policy.

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations or liquidity.

Experts

We have included the 1999 audited statutory financial statements of MassMutual and the 1999 audited financial statements of the Separate Account for the policies in reliance on the reports of Deloitte & Touche LLP, independent auditors’, given on the authority of that firm as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103.

The 1998 and 1997 audited statutory financial statements of MassMutual and the 1998 audited financial statements of the Separate Account were audited by auditors other than Deloitte & Touche LLP.

Craig Waddington, FSA, MAAA, Vice President and Actuary for MassMutual, has examined the illustrations in Appendix D of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.
Other Information
Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Principal Administrative Office: Our Principal Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the Insured’s death.

Cash Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Death Benefit: The amount paid following receipt of due proof of the Insured’s death. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of death less any policy debt outstanding and any unpaid monthly charges to the date of death.

Death Benefit Option: The policy offers two Death Benefit Options for determination of the amount of the death benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, in good order means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our General Account, the GPA is a fixed account to and from which you may make allocations and transfers.

Insured: The person whose life this policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Face Amount: The death benefit needed for the policy to qualify as life insurance under federal tax law.

Monthly Calculation Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the Premium Expense Charge.

Notice: A notification, in a form satisfactory to us, that we receive at our Administrative Office. A notice usually must be written, but we may accept notices by other means.

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

Owner: The person or entity that owns the policy.

Policy: The flexible premium variable whole life insurance policy offered by MassMutual and described in this prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Separate Account: The policies’ designated segment of the “Massachusetts Mutual Variable Life Separate Account I” established by MassMutual under the laws of Massachusetts and registered as a unit investment trust with the Securities and Exchange Commission under 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: The level of premium payments used to determine commission payments. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to MassMutual.

Year of Coverage: For the initial Selected Face Amount, each Policy Year is a Year of Coverage. For any increase in the Selected Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.

Appendix A
2
Appendix B

Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I - Death Benefit Option 1

Assume the following:

•	Selected Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum Face Amount is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the Minimum Face Amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II - Death Benefit Option 2

Assume the following:

•	Selected Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum Face Amount is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Selected Face Amount plus account value).

If the account value increases to $80,000 and the Minimum Face Amount increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Examples of Death Benefit Option Changes

Example I - Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Selected Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Selected Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Selected Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Selected Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Selected Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II - Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Selected Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Selected Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Selected Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Selected Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Selected Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Appendix B

Appendix C
Rates of Return

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under the policy. We may report the average annual total returns of the funds over various time periods. These returns will reflect deductions for investment management fees and fund expenses and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any policy charges, which, if included, would reduce performance.

On request, we will provide an illustration of account values and cash surrender values for hypothetical Insureds of given ages, gender, risk classifications, premium levels and initial Selected Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The cash surrender value figures will assume all fund charges, the Mortality and Expense Risk Charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

We also may distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the Accumulation Unit Values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

Tables 1 and 2 show the Effective Annual Rates of Return and One Year Total Returns, respectively, of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses) underlying each division of the Separate Account. Table 1 shows figures for periods ended December 31, 1999, while Table 2 shows December 31 one-year total returns for each year shown. These rates do not reflect:

•	the Mortality and Expense Risk Charges assessed against the Separate Account

•	deductions from premiums or monthly charges assessed against the account value of the policies

•	the policy’s surrender charges

Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the policy (see, however, Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums, Appendix D). The rates of return shown are not necessarily indicative of future performance. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.
Appendix C

TABLE 1

EFFECTIVE ANNUAL RATES OF RETURN
AS OF DECEMBER 31, 1999

Fund	Since Inception		15 Years	10 Years	5 Years	1 Year
MML Equity Fund	14.06%		15.05%	13.56%	17.78%	(3.82%	)

MML Managed Bond Fund	9.53%		8.85%	7.68%	7.50%	(1.83%	)
MML Blend Fund	12.66%		12.89%	11.51%	13.75%	(1.24%	)

MML Money Market Fund	6.54%		5.82%	4.98%	5.14%	4.78%
MML Equity Index Fund [1]	26.93%		—	—	—	20.32%

MML Small Cap Value Equity Fund	(10.20%	)	—	—	—	(1.04%	)
Oppenheimer Capital Appreciation Fund/VA [2]	17.61%		—	18.46%	30.65%	41.66%

Oppenheimer Aggressive Growth Fund V/A [3]	19.16%		—	20.43%	29.70%	83.60%
Oppenheimer Global Securities Fund/VA	16.79%		—	—	21.67%	58.48%

Oppenheimer Strategic Bond Fund/VA	6.18%		—	—	8.25%	2.83%
VIP II Contrafund Portfolio (Initial Class)	27.73%		—	—	—	24.25%

T. Rowe Price Mid-Cap Growth Portfolio	21.52%		—	—	—	23.73%
American Century’s VP Income & Growth Fund	24.69%		—	—	—	18.02%

The figures in this Table do not reflect any charges at the Separate Account or policy level.

1 These returns do not reflect the lower annual fund expenses of the Class II Shares since the initial offering of the Class II Shares occurred on May 1, 2000. These returns would have been higher if the Class II fee structure were in place and reflected in the performance.

2 Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

3 Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

Dates of inception:

MML Equity Fund – 9/15/71 MML Managed Bond Fund – 2/16/81 MML Money Market Fund – 12/16/81 MML Blend Fund – 2/3/84 MML Equity Index Fund (Class 2) – 5/1/97 MML Small Cap Value Equity Fund – 6/1/98
Oppenheimer Capital Appreciation Fund/VA – 4/3/85
Oppenheimer Aggressive Growth Fund/VA – 8/15/86
Oppenheimer Global Securities Fund/VA – 11/12/90
Oppenheimer Strategic Bond Fund/VA – 5/3/93
VIP II Contrafund Portfolio (Initial Class) – 1/3/95
T. Rowe Price Mid-Cap Growth Portfolio – 12/31/96
American Century VP Income & Growth – 10/30/97

2
Appendix C

TABLE 2

ONE YEAR TOTAL RETURNS

Year Ended	MML Equity		MML Managed Bond		MML Blend		MML Money Market		MML Equity Index		MML Small Cap Value Equity	Oppenheimer Capital Appreciation [3]
1999	(3.82%	)	(1.83%	)	(1.24%	)	4.78%		20.32%	[2]	(1.04%)	41.66%

1998	16.20%		8.14%		13.56%		5.16%		28.22%	[2]	(23.88%)*	24.00%
1997	28.59%		9.91%		20.89%		5.18%		21.39%	* [2]	—	26.69%

1996	20.25%		3.25%		13.95%		5.01%		—		—	25.20%
1995	31.13%		19.14%		23.28%		5.58%		—		—	36.66%

1994	4.10%		(3.76%	)	2.48%		3.84%		—		—	0.97%
1993	9.52%		11.81%		9.70%		2.75%		—		—	7.25%

1992	10.48%		7.31%		9.36%		3.48%		—		—	14.53%
1991	25.56%		16.66%		24.00%		6.01%		—		—	25.54%

1990	(0.51%	)	8.38%		2.37%		8.12%		—		—	(8.21%	)
1989	23.04%		12.83%		19.96%		9.16%		—		—	23.59%

1988	16.68%		7.13%		13.40%		7.39%		—		—	22.09%
1987	2.10%		2.60%		3.12%		6.49%		—		—	3.31%

1986	20.15%		14.46%		18.30%		6.60%		—		—	17.76%
1985	30.54%		19.94%		24.88%		8.03%		—		—	9.50%	*

1984	5.40%		11.69%		8.24%	*	10.39%		—		—	—
1983	22.85%		7.26%		—		8.97%		—		—	—

1982	25.67%	[1]	22.79%	*	—		11.12%	*	—		—	—

Year Ended	Oppenheimer Aggressive Growth [4]	Oppenheimer Global Securities		Oppenheimer Strategic Bond		Fidelity’s VIP II Contrafund Portfolio		T. Rowe Price Mid-Cap Growth Portfolio		American Century’s VP Income & Growth
1999	83.60%	58.48%		2.83%		24.25%		23.73%		18.02%

1998	12.36%	14.11%		2.90%		29.98%		22.08%		26.87%
1997	11.67%	22.42%		8.71%		24.14%		18.80%	*	7.80%

1996	20.23%	17.80%		12.07%		21.22%		—		—
1995	32.52%	2.24%		15.33%		39.72%	*	—		—

1994	(7.59%)	(5.72%	)	(3.78%	)	—		—		—
1993	27.32%	70.32%		4.25%	*	—		—		—

1992	15.42%	(7.11%	)	—		—		—		—
1991	54.72%	3.39%		—		—		—		—

1990	(16.82%)	0.40%	*	—		—		—		—
1989	27.57%	—		—		—		—		—

1988	13.41%	—		—		—		—		—
1987	14.34%	—		—		—		—		—

1986	(1.65%)*	—		—		—		—		—
1985	—	—		—		—		—		—

The figures in this Table do not reflect any charges at the Separate Account or policy level.

1 Performance for the MML Equity Fund for years 1981 through 1974: 6.67%, 27.62%, 19.54%, 3.71%, (0.52%), 24.77%, 32.85%, (17.61%). Performance for the MML Equity Fund prior to 1974 is not available.

2 These returns do not reflect the lower annual fund expenses of the Class II Shares since the initial offering of the Class II Shares occurred on May 1, 2000. These returns would have been higher if the Class II fee structure were in place and reflected in the performance.

3 Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

4 Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

*Since inception.

Dates of inception:
MML Equity Fund – 9/15/71
MML Managed Bond Fund – 12/16/81
MML Money Market Fund – 12/16/81
MML Blend Fund – 2/3/84
MML Equity Index Fund (Class 2) – 5/1/97
MML Small Cap Value Equity Fund –  6/1/98
American Century VP Income & Growth – 10/30/97

Oppenheimer Capital Appreciation Fund/VA – 4/3/85
Oppenheimer Aggressive Growth Fund/VA – 8/15/86
Oppenheimer Global Securities Fund/VA – 11/12/90
Oppenheimer Strategic Bond Fund/VA – 5/3/93
VIP II Contrafund Portfolio (Initial Class) – 1/3/95
T. Rowe Price Mid-Cap Growth Portfolio – 12/31/96

Appendix C
Appendix D

Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit and cash surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $1,200 for a Preferred Nonsmoker Male age 35. Preferred Nonsmoker is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of death benefits and cash surrender values for the policy with those of other variable life policies.

The death benefits and cash surrender values for a policy would be different from the amounts shown if:

•	the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

•	any policy loan were made during the period of time illustrated

•	the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The death benefits and cash surrender values shown in Tables 1, 2, 3 and 4 reflect the following current charges:

•	Administrative charges of $6 per month per policy in all Policy Years.

•	Mortality Charges based on the current rates we are charging for Preferred Nonsmoker, fully underwritten risks.

•	Mortality and Expense Risk Charges of 0.55% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

•	Fund level expenses of 0.60% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The death benefits and cash surrender values shown in Tables 5, 6, 7 and 8 reflect the following guaranteed maximum charges as well as the current fund level expenses.

•	Administrative charges equal to $9 per month per policy in all years.

•	Mortality Charges based on the Commissioners 1980 Standard Ordinary Nonsmoker Mortality Table.

•	Mortality and Expense Risk Charges equal to 0.90% on an annual basis of the daily net asset value of the Separate Account in all years.

Cash surrender values shown in the Tables reflect the deduction of the applicable Administrative Surrender Charge (during the first 10 Policy Years) and the applicable Sales Load Surrender Charge (during the first 15 Policy Years).

Taking the current Mortality and Expense Risk Charge and the average fund level expenses into account, the gross rates of 0%, 6%, and 12% are (1.14%), 4.79%, and 10.72%, respectively, on a net basis.
1
Appendix D

TABLE 1
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker Death Benefit Option 1 Current Schedule of Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$187	$250	$312

2	$2,583	$100,000	$100,000	$100,000	$1,075	$1,260	$1,451
3	$3,972	$100,000	$100,000	$100,000	$1,972	$2,339	$2,737

4	$5,431	$100,000	$100,000	$100,000	$2,874	$3,488	$4,180
5	$6,962	$100,000	$100,000	$100,000	$3,758	$4,685	$5,770

6	$8,570	$100,000	$100,000	$100,000	$4,677	$5,982	$7,575
7	$10,259	$100,000	$100,000	$100,000	$5,583	$7,335	$9,562

8	$12,032	$100,000	$100,000	$100,000	$6,467	$8,737	$11,741
9	$13,893	$100,000	$100,000	$100,000	$7,329	$10,189	$14,134

10	$15,848	$100,000	$100,000	$100,000	$8,169	$11,694	$16,764
15	$27,189	$100,000	$100,000	$100,000	$11,865	$19,944	$34,347

20	$41,663	$100,000	$100,000	$147,998	$14,722	$29,731	$62,711
25	$60,136	$100,000	$100,000	$221,736	$17,117	$42,126	$108,694

30	$83,713	$100,000	$102,407	$324,668	$18,001	$57,211	$181,379
35	$113,804	$100,000	$118,820	$466,221	$16,536	$75,202	$295,077

40	$152,208	$100,000	$137,319	$673,658	$11,148	$96,027	$471,089
45	$201,222	$0	$156,893	$970,457	$0	$119,765	$740,807

50	$263,778	$0	$179,970	$1,412,959	$0	$146,317	$1,148,747

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$953	$1,016	$1,078

2	$1,889	$2,074	$2,265
3	$2,809	$3,176	$3,574

4	$3,711	$4,325	$5,017
5	$4,595	$5,522	$6,607

6	$5,422	$6,728	$8,320
7	$6,228	$7,981	$10,207

8	$7,012	$9,282	$12,286
9	$7,775	$10,634	$14,579

10	$8,514	$12,039	$17,109
15	$11,873	$19,952	$34,355

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix D

TABLE 2
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker	$1,200 Annual Premium
Death Benefit Option 2	$100,000 Selected Face Amount
Current Schedule of Charges

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,952	$101,014	$101,077	$186	$248	$311

2	$2,583	$101,886	$102,070	$102,261	$1,072	$1,256	$1,447
3	$3,972	$102,801	$103,168	$103,564	$1,964	$2,331	$2,727

4	$5,431	$103,698	$104,310	$104,999	$2,861	$3,473	$4,162
5	$6,962	$104,576	$105,498	$106,577	$3,739	$4,661	$5,740

6	$8,570	$105,392	$106,689	$108,270	$4,647	$5,943	$7,525
7	$10,259	$106,184	$107,922	$110,129	$5,539	$7,277	$9,484

8	$12,032	$106,953	$109,199	$112,172	$6,407	$8,654	$11,627
9	$13,893	$107,696	$110,521	$114,416	$7,251	$10,076	$13,971

10	$15,848	$108,414	$111,888	$116,883	$8,068	$11,543	$16,538
15	$27,189	$111,608	$119,467	$133,459	$11,600	$19,458	$33,451

20	$41,663	$114,196	$128,540	$160,456	$14,196	$28,540	$60,456
25	$60,136	$116,170	$139,496	$213,789	$16,170	$39,496	$104,798

30	$83,713	$116,293	$151,341	$313,552	$16,293	$51,341	$175,169
35	$113,804	$113,617	$163,102	$450,747	$13,617	$63,102	$285,283

40	$152,208	$106,679	$172,898	$651,844	$6,679	$72,898	$455,835
45	$201,222	$0	$177,359	$939,788	$0	$77,359	$717,395

50	$263,778	$0	$170,592	$1,369,608	$0	$70,592	$1,113,503

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$952	$1,014	$1,077

2	$1,886	$2,070	$2,261
3	$2,801	$3,168	$3,564

4	$3,698	$4,310	$4,999
5	$4,576	$5,498	$6,577

6	$5,392	$6,689	$8,270
7	$6,184	$7,922	$10,129

8	$6,953	$9,199	$12,172
9	$7,696	$10,521	$14,416

10	$8,414	$11,888	$16,883
15	$11,608	$19,467	$33,459

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

Appendix D

TABLE 3
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker Death Benefit Option 1 Current Schedule of Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$231	$294	$356

2	$2,583	$100,000	$100,000	$100,000	$1,129	$1,315	$1,508
3	$3,972	$100,000	$100,000	$100,000	$2,052	$2,423	$2,824

4	$5,431	$100,000	$100,000	$100,000	$2,963	$3,582	$4,279
5	$6,962	$100,000	$100,000	$100,000	$3,854	$4,788	$5,883

6	$8,570	$100,000	$100,000	$100,000	$4,779	$6,096	$7,702
7	$10,259	$100,000	$100,000	$100,000	$5,696	$7,464	$9,709

8	$12,032	$100,000	$100,000	$100,000	$6,596	$8,885	$11,915
9	$13,893	$100,000	$100,000	$100,000	$7,477	$10,362	$14,341

10	$15,848	$100,000	$100,000	$100,000	$8,341	$11,898	$17,012
15	$27,189	$100,000	$100,000	$108,712	$12,243	$20,418	$34,949

20	$41,663	$100,000	$100,000	$170,813	$15,602	$30,856	$63,975
25	$60,136	$100,000	$101,821	$256,266	$18,764	$44,270	$111,420

30	$83,713	$100,000	$120,805	$373,366	$21,089	$60,706	$187,621
35	$113,804	$100,000	$140,216	$538,702	$22,324	$80,584	$309,599

40	$152,208	$100,000	$159,724	$770,414	$21,794	$104,394	$503,538
45	$201,222	$100,000	$182,330	$1,113,193	$17,532	$132,123	$806,662

50	$263,778	$100,000	$206,209	$1,603,867	$5,193	$163,658	$1,272,910

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$964	$1,027	$1,090

2	$1,910	$2,096	$2,289
3	$2,839	$3,209	$3,610

4	$3,749	$4,369	$5,066
5	$4,641	$5,575	$6,669

6	$5,474	$6,791	$8,397
7	$6,291	$8,059	$10,304

8	$7,091	$9,380	$12,410
9	$7,872	$10,757	$14,736

10	$8,636	$12,193	$17,307
15	$12,250	$20,425	$34,956

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix D

TABLE 4
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker Death Benefit Option 2 Current Schedule of Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,963	$101,026	$101,089	$230	$292	$355

2	$2,583	$101,907	$102,092	$102,285	$1,126	$1,311	$1,504
3	$3,972	$102,832	$103,201	$103,601	$2,045	$2,415	$2,815

4	$5,431	$103,737	$104,354	$105,049	$2,951	$3,568	$4,263
5	$6,962	$104,622	$105,552	$106,641	$3,836	$4,765	$5,855

6	$8,570	$105,445	$106,754	$108,349	$4,750	$6,059	$7,654
7	$10,259	$106,249	$108,003	$110,230	$5,654	$7,408	$9,635

8	$12,032	$107,034	$109,301	$112,301	$6,539	$8,806	$11,806
9	$13,893	$107,798	$110,650	$114,583	$7,403	$10,255	$14,188

10	$15,848	$108,542	$112,052	$117,096	$8,247	$11,757	$16,802
15	$27,189	$112,021	$120,003	$134,187	$12,014	$19,996	$34,180

20	$41,663	$115,185	$129,909	$166,765	$15,185	$29,909	$62,459
25	$60,136	$118,059	$142,319	$250,611	$18,059	$42,319	$108,961

30	$83,713	$119,881	$156,972	$365,485	$19,881	$56,972	$183,661
35	$113,804	$120,302	$173,995	$527,662	$20,302	$73,995	$303,254

40	$152,208	$118,478	$192,968	$754,979	$18,478	$92,968	$493,451
45	$201,222	$112,202	$211,752	$1,091,395	$12,202	$111,752	$790,866

50	$263,778	$0	$225,756	$1,573,408	$0	$125,756	$1,248,737

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$963	$1,026	$1,089

2	$1,907	$2,092	$2,285
3	$2,832	$3,201	$3,601

4	$3,737	$4,354	$5,049
5	$4,622	$5,552	$6,641

6	$5,445	$6,754	$8,349
7	$6,249	$8,003	$10,230

8	$7,034	$9,301	$12,301
9	$7,798	$10,650	$14,583

10	$8,542	$12,052	$17,096
15	$12,021	$20,003	$34,187

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

Appendix D

TABLE 5
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker Death Benefit Option 1 Guaranteed Schedules of Mortality and Expense Charges and Current Fund Level Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$96	$155	$215

2	$2,583	$100,000	$100,000	$100,000	$891	$1,063	$1,243
3	$3,972	$100,000	$100,000	$100,000	$1,689	$2,029	$2,398

4	$5,431	$100,000	$100,000	$100,000	$2,488	$3,052	$3,688
5	$6,962	$100,000	$100,000	$100,000	$3,264	$4,109	$5,101

6	$8,570	$100,000	$100,000	$100,000	$4,107	$5,292	$6,740
7	$10,259	$100,000	$100,000	$100,000	$4,932	$6,517	$8,533

8	$12,032	$100,000	$100,000	$100,000	$5,732	$7,778	$10,490
9	$13,893	$100,000	$100,000	$100,000	$6,503	$9,074	$12,624

10	$15,848	$100,000	$100,000	$100,000	$7,248	$10,408	$14,956
15	$27,189	$100,000	$100,000	$100,000	$10,326	$17,463	$30,198

20	$41,663	$100,000	$100,000	$127,498	$12,058	$25,095	$54,025
25	$60,136	$100,000	$100,000	$184,548	$12,144	$33,406	$90,465

30	$83,713	$100,000	$100,000	$259,396	$9,550	$42,098	$144,914
35	$113,804	$100,000	$100,000	$354,186	$1,962	$50,525	$224,168

40	$152,208	$0	$100,000	$480,902	$0	$57,716	$336,295
45	$201,222	$0	$100,000	$640,669	$0	$61,374	$489,060

50	$263,778	$0	$100,000	$850,613	$0	$55,694	$691,555

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$862	$921	$981

2	$1,705	$1,877	$2,057
3	$2,526	$2,866	$3,235

4	$3,325	$3,889	$4,525
5	$4,101	$4,946	$5,938

6	$4,852	$6,037	$7,485
7	$5,578	$7,163	$9,179

8	$6,277	$8,324	$11,035
9	$6,949	$9,520	$13,070

10	$7,593	$10,753	$15,302
15	$10,335	$17,472	$30,207

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix D

TABLE 6
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker Death Benefit Option 2 Guaranteed Schedules of Mortality and Expense Charges and Current Fund Level Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,860	$100,920	$100,979	$94	$154	$213

2	$2,583	$101,700	$101,872	$102,051	$886	$1,058	$1,237
3	$3,972	$102,516	$102,855	$103,222	$1,679	$2,018	$2,385

4	$5,431	$103,309	$103,869	$104,502	$2,472	$3,032	$3,665
5	$6,962	$104,075	$104,914	$105,899	$3,238	$4,077	$5,062

6	$8,570	$104,816	$105,990	$107,424	$4,070	$5,245	$6,679
7	$10,259	$105,527	$107,095	$109,088	$4,882	$6,450	$8,443

8	$12,032	$106,210	$108,230	$110,906	$5,665	$7,685	$10,360
9	$13,893	$106,863	$109,394	$112,889	$6,417	$8,949	$12,444

10	$15,848	$107,484	$110,589	$115,055	$7,139	$10,243	$14,710
15	$27,189	$110,050	$116,949	$129,241	$10,042	$16,940	$29,233

20	$41,663	$111,451	$123,724	$151,157	$11,451	$23,724	$51,157
25	$60,136	$110,984	$130,110	$184,677	$10,984	$30,110	$84,677

30	$83,713	$107,589	$134,649	$242,661	$7,589	$34,649	$135,565
35	$113,804	$0	$134,385	$332,127	$0	$34,385	$210,207

40	$152,208	$0	$124,163	$451,788	$0	$24,163	$315,935
45	$201,222	$0	$0	$602,953	$0	$0	$460,270

50	$263,778	$0	$0	$802,201	$0	$0	$652,196

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$860	$920	$979

2	$1,700	$1,872	$2,051
3	$2,516	$2,855	$3,222

4	$3,309	$3,869	$4,502
5	$4,075	$4,914	$5,899

6	$4,816	$5,990	$7,424
7	$5,527	$7,095	$9,088

8	$6,210	$8,230	$10,906
9	$6,863	$9,394	$12,889

10	$7,484	$10,589	$15,055
15	$10,050	$16,949	$29,241

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

Appendix D

TABLE 7
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker Death Benefit Option 1 Guaranteed Schedules of Mortality and Expense Charges and Current Fund Level Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$150	$210	$271

2	$2,583	$100,000	$100,000	$100,000	$965	$1,140	$1,323
3	$3,972	$100,000	$100,000	$100,000	$1,801	$2,147	$2,522

4	$5,431	$100,000	$100,000	$100,000	$2,620	$3,194	$3,841
5	$6,962	$100,000	$100,000	$100,000	$3,414	$4,275	$5,285

6	$8,570	$100,000	$100,000	$100,000	$4,276	$5,484	$6,959
7	$10,259	$100,000	$100,000	$100,000	$5,119	$6,735	$8,791

8	$12,032	$100,000	$100,000	$100,000	$5,936	$8,024	$10,789
9	$13,893	$100,000	$100,000	$100,000	$6,728	$9,352	$12,972

10	$15,848	$100,000	$100,000	$100,000	$7,495	$10,720	$15,360
15	$27,189	$100,000	$100,000	$100,000	$10,723	$18,022	$31,020

20	$41,663	$100,000	$100,000	$147,983	$12,880	$26,253	$55,424
25	$60,136	$100,000	$100,000	$214,037	$14,021	$35,887	$93,060

30	$83,713	$100,000	$100,000	$300,023	$13,795	$47,261	$150,765
35	$113,804	$100,000	$105,078	$412,564	$10,849	$60,389	$237,106

40	$152,208	$100,000	$114,528	$557,499	$3,091	$74,855	$364,379
45	$201,222	$0	$123,259	$749,507	$0	$89,318	$543,121

50	$263,778	$0	$129,781	$991,376	$0	$103,001	$786,806

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$884	$944	$1,004

2	$1,747	$1,922	$2,104
3	$2,588	$2,934	$3,309

4	$3,406	$3,980	$4,628
5	$4,201	$5,062	$6,072

6	$4,971	$6,179	$7,654
7	$5,714	$7,330	$9,386

8	$6,431	$8,519	$11,284
9	$7,123	$9,747	$13,367

10	$7,790	$11,015	$15,655
15	$10,730	$18,029	$31,027

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix D

TABLE 8
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker Death Benefit Option 2 Guaranteed Schedules of Mortality and Expense Charges and Current Fund Level Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,882	$100,942	$101,002	$149	$209	$269

2	$2,583	$101,742	$101,917	$102,099	$961	$1,135	$1,317
3	$3,972	$102,579	$102,923	$103,297	$1,792	$2,137	$2,510

4	$5,431	$103,391	$103,962	$104,606	$2,605	$3,176	$3,820
5	$6,962	$104,177	$105,033	$106,036	$3,391	$4,246	$5,250

6	$8,570	$104,937	$106,135	$107,598	$4,242	$5,440	$6,903
7	$10,259	$105,668	$107,268	$109,303	$5,073	$6,673	$8,708

8	$12,032	$106,369	$108,433	$111,164	$5,874	$7,938	$10,669
9	$13,893	$107,043	$109,630	$113,199	$6,648	$9,235	$12,804

10	$15,848	$107,689	$110,863	$115,426	$7,394	$10,568	$15,131
15	$27,189	$110,471	$117,552	$130,147	$10,464	$17,545	$30,140

20	$41,663	$112,342	$125,044	$153,289	$12,342	$25,044	$53,289
25	$60,136	$113,039	$133,147	$206,065	$13,039	$33,147	$89,594

30	$83,713	$112,160	$141,469	$289,388	$12,160	$41,469	$145,421
35	$113,804	$108,285	$148,288	$398,441	$8,285	$48,288	$228,989

40	$152,208	$0	$151,059	$538,945	$0	$51,059	$352,252
45	$201,222	$0	$142,453	$725,301	$0	$42,453	$525,581

50	$263,778	$0	$110,731	$960,650	$0	$10,731	$762,421

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$882	$942	$1,002

2	$1,742	$1,917	$2,099
3	$2,579	$2,923	$3,297

4	$3,391	$3,962	$4,606
5	$4,177	$5,033	$6,036

6	$4,937	$6,135	$7,598
7	$5,668	$7,268	$9,303

8	$6,369	$8,433	$11,164
9	$7,043	$9,630	$13,199

10	$7,689	$10,863	$15,426
15	$10,471	$17,552	$30,147

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

Appendix D

Appendix E

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director One Riverfront Plaza, HQE 2 Corning, NY 14831	Corning, Inc. Chairman and Chief Executive Officer (since 1996) President and Chief Operating Officer (1990-1996)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997), Founder (1994) President (1994-1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-70 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998) Texaco, Inc. Senior Vice President (1987-1996)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995) Northeast Utilities Chairman of the Board (1993-1995) and Chief Executive Officer (1983-1993)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (since 1997) Heublein, Inc. President and Chief Executive Officer (1987-1996)
Appendix E
Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Charles K. Gifford, Director One Federal Street, 36th Floor Boston, MA 02110	FleetBoston Financial
    President and Chief Operating Officer (since 1999)
BankBoston, N.A.
    Chairman and Chief Executive Officer (1996-1999)
    President (1989-1996)
BankBoston Corporation
    Chairman (1998-1999) and Chief Executive Officer (1995-1999)
President (1989-1996)

William N. Griggs, Director One State Street, 5th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

George B. Harvey, Director One Landmark Square, Suite 1905 Stamford, CT 06901	Pitney Bowes Chairman, President and CEO (1983-1996)

Barbara B. Hauptfuhrer, Director 1700 Old Welsh Road Huntingdon Valley, PA 19006	Director of various corporations (since 1972)

Sheldon B. Lubar, Director 700 North Water Street, Suite 1200 Milwaukee, WI 53202	Lubar & Co. Incorporated Chairman (since 1977)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996) AT&T Multimedia Products Group Executive Vice President and CEO (1994-1996)

John F. Maypole, Director 55 Sandy Hook Road — North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	MassMutual
    Chairman (since 2000), Director, President and Chief Executive
        Officer (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Thomas B. Wheeler, Director 1295 State Street Springfield, MA 01111	MassMutual Director (since 1987) Chairman of the Board (1996-1999) President (1988-1996) and Chief Executive Officer (1988-1999)

Alfred M. Zeien, Director 300 Boylston Street, Apt. 514 Boston, MA 02116	The Gillette Company Chairman and Chief Executive Officer (1991-1999)

2
Appendix E
Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Executive Vice Presidents:

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President and General Counsel (since 1993)

Robert W. Crispin 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1999) UNUM Corporation Executive Vice President (1995-1999)

James E. Miller 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1997 and 1987-1996) UniCare Life & Health Senior Vice President (1996-1997)

Christine M. Modie 1295 State Street Springfield, MA 01111	MassMutual
    Executive Vice President and Chief Information Officer
        (since 1999)
Travelers Insurance Company
    Senior Vice President and Chief Information Officer
        (1996-1999)
Aetna Life & Annuity
Vice President (1993-1996)

John V. Murphy 1295 State Street Springfield, MA 01111	MassMutual
    Executive Vice President (since 1997)
David L. Babson & Co., Inc.
    Executive Vice President and Chief Operating Officer
        (1995-1997)
Concert Capital Management, Inc.
Chief Operating Officer (1993-1995)

Stuart H. Reese 1295 State Street Springfield, MA 01111	David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President and Chief Investment Officer
        (since 1999)
    Chief Executive Director-Investment Management (1997-1999)
Senior Vice President (1993-1997)
Appendix E

(THIS PAGE INTENTIONALLY LEFT BLANK)

Independent Auditors’ Report

The Board of Directors and Policyowners of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of the Variable Life Select Segment of Massachusetts Mutual Variable Life Separate Account I (“the Account”), as of December 31, 1999, and the related statements of Operations and of Changes in Net Assets for the year then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The Financial Statements of the account for the year ended December 31, 1998, were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999 by correspondence with the investment company. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 1999, and the results of their operations and their changes in net assets for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
February 14, 2000
Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	American Century VP Income & Growth Division	T. Rowe Price Mid-Cap Growth Division	Fidelity’s VIP II Contrafund Division
ASSETS
Investments
Number of shares (Note 2)	561,286	698,620	62,026	294,650	27,685	4,999	146,558	180,931	150,173	143,619	31,273	9,378	17,861

Identified cost (Note 3B).	$20,711,416	$ 698,620	$ 765,877	$ 7,334,166	$ 471,233	$ 42,278	$ 6,738,598	$ 6,546,888	$ 3,273,139	$ 724,270	$ 231,254	$ 146,790	$ 459,568

Value (Note 3A)	$20,518,018	$ 698,620	$ 720,143	$ 6,926,266	$ 501,927	$ 41,675	$12,063,179	$ 9,017,579	$ 5,017,271	$ 713,786	$ 250,186	$ 163,739	$ 520,652

Receivable from Massachusetts Mutual Life Insurance Company	-	9,489	602	-	-	239	-	-	-	-	-	-	-
Dividends receivable	642,952	3,101	10,956	190,882	5,969	331	-	-	-	-	-	-	-

Total assets	21,160,970	711,210	731,701	7,117,148	507,896	42,245	12,063,179	9,017,579	5,017,271	713,786	250,186	163,739	520,652

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	29,265	-	-	15,760	2,602	-	17,442	16,061	7,644	1,089	397	319	1,381

NET ASSETS	$21,131,705	$ 711,210	$ 731,701	$ 7,101,388	$ 505,294	$ 42,245	$12,045,737	$ 9,001,518	$ 5,009,627	$ 712,697	$ 249,789	$ 163,420	$ 519,271

Net Assets
For variable life insurance policies	$21,122,310	$ 705,126	$ 725,375	$ 7,093,187	$ 505,294	$ 41,956	$12,030,235	$ 8,986,425	$ 4,997,179	$ 705,990	$ 249,789	$ 163,420	$ 519,271
Retained in Variable Life Separate Account I by Massachusetts Mutual Life Insurance Company	9,395	6,084	6,326	8,201	-	289	15,502	15,093	12,448	6,707	-	-	-

Net assets	$21,131,705	$ 711,210	$ 731,701	$ 7,101,388	$ 505,294	$ 42,245	$12,045,737	$ 9,001,518	$ 5,009,627	$ 712,697	$ 249,789	$ 163,420	$ 519,271

Accumulation units (Note 7)
Policyowners	11,241,642	579,485	573,206	4,324,632	463,685	42,361	3,880,325	2,976,888	2,007,245	526,431	227,971	143,974	461,647
Massachusetts Mutual Life Insurance Company	5,000	5,000	5,000	5,000	-	-	5,000	5,000	5,000	5,000	-	-	-

Total units	11,246,642	584,485	578,206	4,329,632	463,685	42,361	3,885,325	2,981,888	2,012,245	531,431	227,971	143,974	461,647

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 1999	$ 1.88	$ 1.22	$ 1.27	$ 1.64	$ 1.09	$ 0.99	$ 3.10	$ 3.02	$ 2.49	$ 1.34	$ 1.10	$ 1.14	$ 1.12

December 31, 1998	1.96	1.17	1.30	1.67	-	-	1.70	2.14	1.58	1.31	-	-	-

December 31, 1997	1.70	1.12	1.21	1.48	-	-	1.52	1.74	1.39	1.28	-	-	-

December 31, 1996	1.33	1.07	1.10	1.23	-	-	1.37	1.38	1.14	1.19	-	-	-

December 31, 1995	1.11	1.02	1.07	1.08	-	-	1.14	1.11	0.98	1.06	-	-	-

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

F-2

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	***MML Equity Index Division	***MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	***American Century VP Income & Growth Division	***T. Rowe Price Mid-Cap Growth Division	***Fidelity’s VIP II Contrafund Division

Investment income

Dividends (Note 3B)	$ 643,100	$74,447	$ 37,615	$ 326,615	$ 6,115	$331	$ -	$ 165,065	$ 119,359	$29,450	$ -	$ 1,543	$ -

Expenses

Mortality and expense risk fees (Note 4)	108,007	8,963	3,093	30,005	579	58	38,382	31,513	17,781	3,179	311	192	786

Net investment income (loss) (Note 3C)	535,093	65,484	34,522	296,610	5,536	273	(38,382)	133,552	101,578	26,271	(311)	1,351	(786)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	361,434	-	219	9,273	(2,230)	(67)	165,005	107,624	44,831	(2,364)	(218)	(496)	(741)

Change in net unrealized appreciation/depreciation of investments	(1,883,064)	-	(47,196)	(423,585)	30,694	(603)	4,901,522	2,023,226	1,586,188	(9,917)	18,933	16,949	61,084

Net gain (loss) on investments	(1,521,630)	-	(46,977)	(414,312)	28,464	(670)	5,066,527	2,130,850	1,631,019	(12,281)	18,715	16,453	60,343

Net increase (decrease) in net assets resulting from operations	$(986,537)	$65,484	$(12,455)	$(117,702)	$34,000	$(397)	$5,028,145	$2,264,402	$1,732,597	$13,990	$18,404	$17,804	$59,557

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

***	For the Period June 21, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

F-3

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	***MML Equity Index Division	***MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	***American Century VP Income & Growth Division	***T. Rowe Mid-Cap Growth Division	***Fidelity’s VIP II Contrafund Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 535,093	$ 65,484	$ 34,522	$ 296,610	$ 5,536	$ 273	$ (38,382)	$ 133,552	$ 101,578	$ 26,271	$ (311)	$ 1,351	$ (786)

Net realized gain (loss) on investments	361,434	-	219	9,273	(2,230)	(67)	165,005	107,624	44,831	(2,364)	(218)	(496)	(741)

Change in net unrealized appreciation/depreciation of investments	(1,883,064)	-	(47,196)	(423,585)	30,694	(603)	4,901,522	2,023,226	1,586,188	(9,917)	18,933	16,949	61,08

Net increase (decrease) in net assets resulting from operations	(986,537)	65,484	(12,455)	(117,702)	34,000	(397)	5,028,145	2,264,402	1,732,597	13,990	18,404	17,804	59,557

Capital transactions: (Note 8)

Transfer of net premium	9,056,592	(1,583,680)	388,465	4,185,212	130,859	20,662	3,685,416	3,785,848	1,226,115	277,117	75,733	95,273	192,214

Transfer of surrender values	(511,228)	(93)	(3,880)	(22,744)	-	-	(360,405)	(79,450)	(22,073)	(3,893)	-	-	-

Transfer due to policy loans	(170,318)	(1,312)	(2,153)	(25,331)	-	-	(72,877)	(12,453)	(30,033)	(957)	-	-	-

Transfer due to death benefits	(11,051)	-	(61)	(66)	-	-	(977)	(2,038)	(1,251)	(354)	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	2,240	(573)	109	(7,389)	774	225	47,160	29,770	(3,393)	(135)	1,283	(885)	(1,367)

Withdrawal due to charges for administrative and insurance costs	(2,620,325)	(144,041)	(75,519)	(710,870)	(12,818)	(1,464)	(845,516)	(748,574)	(358,220)	(79,828)	(6,483)	(5,417)	(15,849

Divisional transfers	(327,445)	(774,467)	(11,670)	(49,143)	352,479	23,219	87,319	182,124	16,061	(690)	160,852	56,645	284,716

Net increase (decrease) in net assets resulting from capital transactions	5,418,465	(2,504,166)	295,291	3,369,669	471,294	42,642	2,540,120	3,155,227	827,206	191,260	231,385	145,616	459,714

Total increase (decrease)	4,431,928	(2,438,682)	282,836	3,251,967	505,294	42,245	7,568,265	5,419,629	2,559,803	205,250	249,789	163,420	519,271

NET ASSETS, at beginning of the period/year	16,699,777	3,149,892	448,865	3,849,421	-	-	4,477,472	3,581,889	2,449,824	507,447	-	-	-

NET ASSETS, at end of the year	$21,131,705	$ 711,210	$731,701	$7,101,388	$505,294	$42,245	$12,045,737	$9,001,518	$5,009,627	$712,697	$249,789	$163,420	$519,271

4

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

***	For the Period June 21, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

F-4

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1998

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	*Oppenheimer Capital Appreciation Division	Oppenheimer Growth Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 738,678	$ 75,605	$ 18,759	$ 279,766	$ 55,137	$ 150,444	$ 124,196	$ 7,199

Net realized gain (loss) on investments	305,677	-	2,461	90,025	26,668	61,581	54,777	(170)

Change in net unrealized appreciation/depreciation of investments	876,296	-	(1,682)	(35,785)	329,784	322,641	42,792	(541)

Net increase in net assets resulting from operations	1,920,651	75,605	19,538	334,006	411,589	534,666	221,765	6,488

Capital transactions: (Note 8)

Transfer of net premium	8,305,438	2,941,617	289,009	2,411,365	2,629,607	2,233,624	1,427,439	313,089

Transfer of surrender values	(179,797)	(125)	(370)	(34,607)	(42,962)	(21,766)	(10,363)	(658)

Transfer due to policy loans	(63,455)	-	(5,268)	(13,190)	(14,330)	(20,391)	(11,519)	(794)

Transfer due to death benefits	(21,772)	-	-	-	(1,271)	(35,141)	-	(531)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(665)	(5,851)	95	(327)	10,105	10,213	4,203	162

Withdrawal due to charges for administrative and insurance costs	(2,387,965)	(125,372)	(48,397)	(513,925)	(723,258)	(516,514)	(306,507)	(73,512)

Divisional transfers	(19,737)	(30,323)	2,316	(84,046)	59,470	69,370	20,108	(17,158)

Net increase in net assets resulting from capital transactions	5,632,047	2,779,946	237,385	1,765,270	1,917,361	1,719,395	1,123,361	220,598

Total increase	7,552,698	2,855,551	256,923	2,099,276	2,328,950	2,254,061	1,345,126	227,086

NET ASSETS, at beginning of the year	9,147,079	294,341	191,942	1,750,145	2,148,522	1,327,828	1,104,698	280,361

NET ASSETS, at end of the year	$16,699,777	$ 3,149,892	$ 448,865	$ 3,849,421	$ 4,477,472	$ 3,581,889	$ 2,449,824	$ 507,447

*
The Oppenheimer Capital Appreciation division invests in the Oppenheimer Aggressive Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.

See Notes to Financial Statements.

F-5

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988 by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains nine segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable universal life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

MassMutual paid $40,000 to the Variable Life Select Segment on July 24, 1995 to provide initial capital: 7,656 shares were purchased in the two management investment companies described in Note 2 supporting the thirteen divisions of the Variable Life Select Segment.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

2.	INVESTMENT OF THE VARIABLE LIFE SELECT SEGMENT’S ASSETS

The Variable Life Select Segment maintains thirteen divisions. Each division invests in corresponding shares of either the MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Trust”), American Century Variable Portfolios, Inc. (“American Century”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) or the Fidelity’s Variable Insurance Products Fund II (“Fidelity VIP II”).

Notes To Financial Statements (Continued)

The MML Trust is an, open-end, management investment company registered under the 1940 Act. Six of its eight separate series are available to the Variable Life Select Segment’s policyowners: MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund and MML Small Cap Value Equity Fund. MassMutual serves as investment manager of each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company, Inc. (“Babson”) a controlled subsidiary of MassMutual, served as the investment sub-adviser to MML Equity Fund, the Equity Sector of the MML Blend Fund and the MML Small Cap Value Equity Fund (effective January 1, 2000, Babson will continue to serve as the sub-adviser to the MML Equity Fund and the MML Small Cap Value Equity Fund and will become the sub-adviser to the MML Money Market Fund, MML Managed Bond Fund and the entire MML Blend Fund). MassMutual has also entered into an agreement with Mellon Equity Associates, LLP to serve as the investment sub-adviser to the MML Equity Index Fund.

Oppenheimer Trust is an open-end, diversified management investment company registered under the 1940 Act with four of its Funds available to the Variable Life Select Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA and Oppenheimer Strategic Bond Fund/VA. Oppenheimer Funds, Inc. (“OFI”), a controlled subsidiary of MassMutual, serves as investment manager to the Oppenheimer Trust.

American Century is an open-end, diversified management investment company registered under the 1940 Act with one of its Funds available to the Variable Life Select Segment’s policyowners: VP Income & Growth Fund. American Century Investment Management, Inc. is the investment manager to the Fund.

T. Rowe Price is an open-end, diversified investment company registered under the 1940 Act with one of its series of shares available to the Variable Life Select Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment manager to the Portfolio.

Fidelity VIP II is an open-end, management investment company registered under the 1940 Act with one of its Portfolio’s available to the Variable Life Select Segment’s policyowners: the VIP II Contrafund® Portfolio. Fidelity Management & Research Company (“FMR”) is the investment manager to the VIP II Contrafund® Portfolio. Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc., serve as the investment sub-adviser to the Portfolio.

In addition to the thirteen divisions, policyowners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the GPA, are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Variable Life Select Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in the MML Trust, the Oppenheimer Trust, American Century, T. Rowe Price and Fidelity VIP II are each stated at market value which is the net asset value per share of each of the respective underlying funds.

B. Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Select Segment is part of MassMutual’s total operation and is not taxed separately. The Variable Life Select Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Select Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to the Variable Life Select Segment’s divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Select Segment.

D. Policy Loan

When a policy loan is made, the Variable Life Select Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Variable Life Select Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate, in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

The policyowner earns interest at an annual rate determined by MassMutual, which will not be less than 3%, on any loaned amount.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

MassMutual charges the Variable Life Select Segment divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.55% of the value of each division’s net assets.

MassMutual makes certain deductions from the annual premium before amounts are allocated to the Variable Life Select Segment and the Guaranteed Principal Account. A premium expense charge of 4% is deducted equaling 2% sales charge and a 2% premium tax charge. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Select Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account I, MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

Under the sales agreement among MMLISI, MassMutual and Separate Account I, agents receive commissions and service fees from MMLISI for selling and servicing the policies. MassMutual reimburses MMLISI for such compensation and for other expenses incurred in marketing and selling the policies.

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS

For The Year Ended December 31, 1999	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Divison	Oppenheimer Aggressive Growth Division

Cost of purchases	$ 7,328,874	$ 796,946	$ 404,149	$ 4,554,100	$ 500,315	$ 43,318	$ 3,116,695

Proceeds from sales	(1,238,790)	(3,255,347)	(78,432)	(843,292)	(26,852)	$ (973)	(602,829)

Average monthly value of securities	19,465,354	1,679,471	563,076	5,438,173	244,954	$ 24,501	7,077,581

For The Year Ended December 31, 1999 (Continued)	Oppenheimer Capital Appreciaiton Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	American Century VP Income & Growth Division	T. Rowe Price Mid-Cap Growth Division	Fidelity’s VIP II Contrafund Divison

Cost of purchases	$ 3,636,658	$ 1,088,295	$ 289,861	$ 252,312	$ 154,690	$ 473,755

Proceeds from sales	(338,138)	(155,987)	(72,301)	(20,840)	(7,404)	(13,447)

Average monthly value of securities	5,746,297	3,259,116	580,078	137,105	82,640	328,741

7. NET INCREASE (DECREASE) IN ACCUMULATION UNITS
For The Year Ended December 31, 1999 and *For the Period June 21, 1999 (Commencement of Operations) Through December 31, 1999	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	*MML Equity Index Division	*MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division

Units purchased	4,600,346	(1,435,895)	304,997	2,506,889	129,715	20,582	1,847,930

Units withdrawn	(1,680,399)	(25,392)	(63,982)	(453,004)	(12,488)	(1,481)	(635,773)

Units transferred between divisions	(174,969)	(652,048)	(9,102)	(29,421)	346,458	23,260	36,062

Net increase (decrease)	2,744,978	(2,113,335)	231,913	2,024,464	463,685	42,361	1,248,219

Units, at beginning of the period/year	8,501,664	2,697,820	346,293	2,305,168	-	-	2,637,106

Units, at end of the year	11,246,642	584,485	578,206	4,329,632	463,685	42,361	3,885,325

For The Year Ended December 31, 1999 and *For the Period June 21, 1999 (Commencement of Operations) Through December 31, 1999 (Continued)	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	*American Century VP Income & Growth Division	*T. Rowe Price Mid-Cap Growth Division	*Fidelity’s VIP II Contrafund Division

Units purchased	1,588,193	684,305	209,656	73,808	93,784	189,675

Units withdrawn	(353,770)	(228,665)	(64,656)	(6,362)	(5,404)	(15,742)

Units transferred between divisions	75,851	5,612	(514)	160,525	55,594	287,714

Net increase (decrease)	1,310,274	461,252	144,486	227,971	143,974	461,647

Units, at beginning of the period/year	1,671,614	1,550,993	386,945	-	-	-

Units, at end of the year	2,981,888	2,012,245	531,431	227,971	143,974	461,647

Notes To Financial Statements (Continued)

For The Year Ended December 31, 1998	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Capital Appreciation Division	Oppenheimer Growth Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division

Units purchased	4,605,674	2,571,511	227,854	1,538,277	1,690,458	1,186,421	969,018	239,509

Units withdrawn	(1,471,878)	(109,268)	(42,784)	(364,465)	(504,560)	(315,014)	(225,549)	(58,189)

Units transferred between divisions	(13,726)	(28,111)	1,969	(52,318)	36,976	35,714	13,775	(13,152)

Net increase	3,120,070	2,434,132	187,039	1,121,494	1,222,874	907,121	757,244	168,168

Units, at beginning of the year	5,381,594	263,688	159,254	1,183,674	1,414,232	764,493	793,749	218,777

Units, at end of the year	8,501,664	2,697,820	346,293	2,305,168	2,637,106	1,671,614	1,550,993	386,945

Notes To Financial Statements (Continued)

8.	CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

As discussed in Note 1, the financial statements only represent activity of MassMutual’s Variable Life Select Segment. The combined net assets as of December 31, 1999 for the Separate Account I, which includes the Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic GVUL, SVUL, VUL and Strategic Variable Life® Plus Segments are as follows:

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division

Total assets	$75,698,258	$10,484,650	$31,003,170	$23,393,671	$16,496,337	$ 202,635	$ 4,894,905	$ 2,312,451	$ 4,142,841

Total liabilities	59,902	32,315	23,745	27,380	20,859	35	4,996	3,409	3,972

Net assets	$75,638,356	$10,452,335	$30,979,425	$23,366,291	$16,475,478	$ 202,600	$ 4,889,909	$ 2,309,042	$ 4,138,869

Net assets:

For variable life insurance policies	$75,523,624	$10,396,261	$30,915,785	$23,272,041	$16,464,562	$ 202,311	$ 4,882,612	$ 2,301,697	$ 4,122,916

Retained in Variable Life Separate Account I by Massachusetts Mutual Life Insurance Company	114,732	56,074	63,640	94,250	10,916	289	7,297	7,345	15,953

Net assets	$75,638,356	$10,452,335	$30,979,425	$23,366,291	$16,475,478	$ 202,600	$ 4,889,909	$ 2,309,042	$ 4,138,869

	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division

Total assets	$42,650,900	$31,614,238	$ 1,478,032	$22,255,696	$ 2,772,818	$ 6,383,577	$ 552,271	$ 1,363,752	$ 1,066,685

Total liabilities	34,309	35,921	1,367	17,417	3,290	6,964	447	2,556	2,123

Net assets	$42,616,591	$31,578,317	$ 1,476,665	$22,238,279	$ 2,769,528	$ 6,376,613	$ 551,824	$ 1,361,196	$ 1,064,562

Net assets:

For variable life insurance policies	$42,566,226	$31,545,987	$ 1,466,997	$22,199,011	$ 2,754,978	$ 6,361,509	$ 551,824	$ 1,360,122	$ 1,063,550

Retained in Variable Life Separate Account I by Massachusetts Mutual Life Insurance Company	50,365	32,330	9,668	39,268	14,550	15,104	-	1,074	1,012

Net assets	$42,616,591	$31,578,317	$ 1,476,665	$22,238,279	$ 2,769,528	$ 6,376,613	$ 551,824	$ 1,361,196	$ 1,064,562

Notes To Financial Statements (Continued)

8.	CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I (Continued)

	Oppenheimer International Growth Division	Panorama LifeSpan Diversified Income Division	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division	Dreyfus Stock Index Division	American Century VP Income & Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division

Total assets	$ 784,057	$ 52,649	$ 138,308	$ 100,620	$54,381,865	$ 1,324,325	$ 2,129,124	$ 84,617

Total liabilities	1,391	92	243	162	45,587	557	932	82

Net assets	$ 782,666	$ 52,557	$ 138,065	$ 100,458	$54,336,278	$ 1,323,768	$ 2,128,192	$ 84,535

Net assets:

For variable life insurance policies	$ 780,975	$ 45,818	$ 129,892	$ 91,836	$54,324,633	$ 1,323,768	$ 2,128,192	$ 84,535

Retained in Variable Life Separate Account I by
Massachusetts Mututal Life Insurance Company	1,691	6,739	8,173	8,622	11,645	-	-	-

Net assets	$ 782,666	$ 52,557	$ 138,065	$ 100,458	$54,336,278	$ 1,323,768	$ 2,128,192	$ 84,535

	Fidelity’s VIP II Contrafund Division	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs CORE U.S. Equity Division	MFS New Discovery Division	MFS Research Division	MFS Emerging Growth Division

Total assets	$ 1,894,076	$ 302,463	$ 41,546	$ 43,324	$ 80,114	$ 27,391	$ 389,268

Total liabilities	1,882	121	103	22	41	19	309

Net assets	$ 1,892,194	$ 302,342	$ 41,443	$ 43,302	$ 80,073	$ 27,372	$ 388,959

Net assets:

For variable life insurance policies	$ 1,892,194	$ 302,342	$ 41,443	$ 43,302	$ 80,073	$ 27,372	$ 388,959

Retained in Variable Life Separate Account I by
Massachusetts Mututal Life Insurance Company	-	-	-	-	-	-	-

Net assets	$ 1,892,194	$ 302,342	$ 41,443	$ 43,302	$ 80,073	$ 27,372	$ 388,959

Report of Independent Auditors’

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statement of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1999, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The statutory financial statements of the Company for the years ended December 31, 1998 and 1997, were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that these statements were not fairly presented in conformity with generally accepted accounting principles; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 1999 financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1999, or the results of its operations or its cash flows for the year then ended.

In our opinion, the 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1999, and the results of its operations and its cash flows for the year then ended on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 1, 2000
Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	1999	1998
	(In Millions)
Assets:

Bonds	$24,598.4	$25,215.8
Common stocks	294.4	296.3
Mortgage loans	6,540.8	5,916.5
Real estate	2,138.8	1,739.8
Other investments	2,516.9	2,263.7
Policy loans	5,466.9	5,224.2
Cash and short-term investments	1,785.8	1,123.3

Total invested assets	43,342.0	41,779.6
Other assets	1,330.7	1,306.2

	44,672.7	43,085.8
Separate account assets	20,453.0	19,589.7

Total assets	$65,125.7	$62,675.5

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	1999	1998
	(In Millions)
Liabilities:

Policyholders’ reserves and funds	$37,191.6	$35,277.0
Policyholders’ dividends	1,070.8	1,021.6
Policyholders’ claims and other benefits	328.8	332.4
Federal income taxes	734.3	634.9
Asset valuation and other investment reserves	993.9	1,053.4
Other liabilities	943.0	1,578.9

	41,262.4	39,898.2

Separate account liabilities	20,452.0	19,588.5

Total liabilities	61,714.4	59,486.7

Policyholders’ contingency reserves	3,411.3	3,188.8

Total liabilities and policyholders’ contingency reserves	$65,125.7	$62,675.5

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Revenue:

Premium income	$7,630.3	$7,482.2	$6,764.8
Net investment income	3,075.8	2,956.8	2,870.2
Fees and other income	184.3	154.0	126.7

Total revenue	10,890.4	10,593.0	9,761.7

Benefits and expenses:

Policyholders’ benefits and payments	7,294.0	5,873.9	6,583.8
Addition to policyholders’ reserves and funds	1,127.6	2,299.6	826.8
Operating expenses	450.7	509.5	450.8
Commissions	281.8	299.3	315.3
State taxes, licenses and fees	82.4	88.1	81.5

Total benefits and expenses	9,236.5	9,070.4	8,258.2

Net gain before federal income taxes and dividends	1,653.9	1,522.6	1,503.5

Federal income taxes	160.9	199.3	284.4

Net gain from operations before dividends	1,493.0	1,323.3	1,219.1

Dividends to policyholders	1,031.0	982.9	919.5

Net gain from operations	462.0	340.4	299.6

Net realized capital gain (loss)	5.4	25.4	(42.5)

Net income	$ 467.4	$ 365.8	$ 257.1

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	1999	1998	1997
	(In Millions)

Policyholders’ contingency reserves, beginning of year	$3,188.8	$2,873.3	$2,638.6

Increases (decreases) due to:
Net income	467.4	365.8	257.1
Net unrealized capital gains (losses)	(201.7)	17.4	119.1
Change in asset valuation and other investment reserves	59.5	(81.0)	(76.0)
Change in prior year policyholders’ reserves	(13.0)	8.6	(55.4)
Benefit plan enhancements	(78.9)	–	–
Other	(10.8)	4.7	(10.1)

	222.5	315.5	234.7

Policyholders’ contingency reserves, end of year	$3,411.3	$3,188.8	$2,873.3

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Operating activities:
Net income	$ 467.4	$ 365.8	$ 257.1
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	1,911.0	1,472.8	421.3
Net realized capital (gain) loss	(5.4)	(25.4)	42.5
Other changes	(220.2)	15.4	(108.1)

Net cash provided by operating activities	2,152.8	1,828.6	612.8

Investing activities:
Loans and purchases of investments	(14,180.3)	(15,981.2)	(12,292.7)
Sales and maturities of investments and receipts from repayment of loans	12,690.0	13,334.7	12,545.7

Net cash provided by (used in) investing activities	(1,490.3)	(2,646.5)	253.0

Increase (decrease) in cash and short-term investments	662.5	(817.9)	865.8

Cash and short-term investments, beginning of year	1,123.3	1,941.2	1,075.4

Cash and short-term investments, end of year	$ 1,785.8	$ 1,123.3	$ 1,941.2

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (“the Company” or “MassMutual”) is a mutual life insurance company and as such has no shareholders. The Company’s primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; and (f) majority owned subsidiaries are accounted for using the equity method, whereas GAAP would require these entities to be consolidated.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders’ contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, due to the nature of certain required accounting changes and their sensitivity to factors such as interest rates, the actual impact upon adoption cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

The following is a description of the Company’s principal accounting policies and practices.

a.	Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method, preferred stocks in good standing at cost, and common stocks at fair value.

Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $50.8 million in 1999 and $63.5 million in 1998. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost.
Notes to Statutory Financial Statements, Continued

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 1999, MassMutual contributed additional paid-in capital of $125.0 million to certain unconsolidated subsidiaries.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital losses of $29.2 million in 1999 and net realized after tax capital gains of $189.1 million in 1998, and $95.4 million in 1997 were deferred into to the IMR. Amortization of the IMR into net investment income amounted to $52.0 million in 1999, $40.3 million in 1998, and $31.0 million in 1997.

Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders’ contingency reserves.

b.	Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. The Company receives administrative and investment advisory fees from these accounts.

c.	Non-admitted Assets

Assets designated as “non-admitted” include furniture, certain equipment and other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d.	Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

e.	Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

f.	Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

Notes to Statutory Financial Statements, Continued

g.	Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

h.	Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1999, 1998 and 1997.

The proceeds of the notes, less a $6.7 million reserve in 1999 and a $24.4 million reserve in 1998 for contingencies associated with the issuance of the notes, are recorded as a component of the Company’s policyholders’ contingency reserves as permitted by the Commonwealth of Massachusetts Division of Insurance. These surplus note contingency reserves are included in asset valuation and other investment reserves on the Statutory Statements of Financial Position.

3. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

a.	Retirement Plans

On June 1, 1999, the Company converted its two non-contributory defined benefit plans into a cash balance pension plan. The cash balance pension plan covers substantially all of its employees. Benefits are expressed as an account balance which is increased with pay credits and interest credits. Prior to June 1, 1999, the Company offered two non-contributory defined benefit plans covering substantially all of its employees. One plan included active employees and retirees previously employed by Connecticut Mutual Life Insurance Company (“Connecticut Mutual”) which merged with MassMutual in 1996; the other plan included all other eligible employees and retirees. Benefits were based on the employees’ years of service, compensation during the last five years of employment and estimated social security retirement benefits.

The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, “Employers’ Accounting for Pensions.” Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a pension asset of $214.4 million and $216.0 million at December 31, 1999 and 1998, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1999 and 1998. The assets of the plans are invested in the Company’s general account and separate accounts.

Notes to Statutory Financial Statements, Continued

The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and any earnings on them are vested based on years of service using a graduated vesting schedule. In 1999, the Company changed its vesting schedule to 40 percent after one year of service, 80 percent after two years of service and 100 percent after three years of service.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

b.	Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the NAIC accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 1999 and 1998, the net unfunded accumulated benefit obligation was $168.7 million and $164.6 million, respectively, for employees and agents eligible to retire or currently retired and $31.0 million and $41.6 million, respectively, for participants not eligible to retire. During 1998, the Company transferred the administration of the retiree life and health plan benefit obligations and supporting assets to an unconsolidated subsidiary.

The status of the defined benefit plans as of December 31 is as follows:

	Retirement		Life and Health
	1999	1998	1999	1998
	(In Millions)
Accumulated benefit obligation at December 31	$ 777.8	$ 822.8	$ 189.1	$ 185.6
Fair value of plan assets at December 31	1,120.9	1,160.2	20.4	21.0

Funded status	$ 343.1	$ 337.4	$(168.7)	$(164.6)

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

	Retirement		Life and Health
	1999	1998	1999	1998
Discount rate	7.50%	6.75%	7.50%	6.75%
Increase in future compensation levels	4.00%	4.00-5.00%	5.00%	5.00%
Long-term rate of return on assets	9.00-10.00%	9.00-10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	7.00%
declining to	–	–	5.00%	4.25%
within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 1999 accumulated post retirement benefit liability and benefit expense by $10.2 million and $1.3 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 1999 accumulated post retirement benefit liability and benefit expense by $9.4 million and $1.1 million, respectively.

The expense charged to operations for all employee benefit plans was $28.9 million in 1999, $32.1 million in 1998 and $23.9 million in 1997. In 1997, there was a significant reduction in plan participants in the Connecticut Mutual plan, which resulted in recognition of a pension plan curtailment gain of $10.7 million.

Notes to Statutory Financial Statements, Continued

4. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as equity tax, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 1999 federal income tax return on a consolidated basis with its eligible life insurance affiliates and its non-life affiliates. The Company and its eligible life affiliates and non-life affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 for Massachusetts Mutual and 1995 for Connecticut Mutual. The Internal Revenue Service is currently examining Massachusetts Mutual for the years 1995 through 1997 and Connecticut Mutual for its pre-merger 1996 tax year. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1999 or 1998. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

Federal tax payments were $82.5 million in 1999, $152.4 million in 1998 and $353.4 million in 1997.

5. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds, mortgage loans and real estate, which at December 31, 1999, totaled $773.9 million.

a.	Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 3,870.8	$ 105.8	$ 99.9	$ 3,876.7
Debt securities issued by foreign governments	24.2	1.6	0.1	25.7
Mortgage-backed securities	3,468.5	64.8	93.5	3,439.8
State and local governments	295.7	12.9	11.1	297.5
Corporate debt securities	14,393.3	277.2	507.0	14,163.5
Utilities	801.6	36.7	18.5	819.8
Affiliates	1,744.3	3.9	2.9	1,745.3

TOTAL	$24,598.4	$ 502.9	$733.0	$24,368.3

Notes to Statutory Financial Statements, Continued

	December 31, 1998
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 4,945.3	$ 473.0	$ 20.4	$ 5,397.9
Debt securities issued by foreign governments	41.2	1.5	1.3	41.4
Mortgage-backed securities	3,734.4	188.0	13.9	3,908.5
State and local governments	360.5	33.2	7.9	385.8
Corporate debt securities	14,133.3	845.3	118.4	14,860.2
Utilities	885.8	102.6	0.3	988.1
Affiliates	1,115.3	0.6	0.9	1,115.0

TOTAL	$25,215.8	$1,644.2	$163.1	$26,696.9

The carrying value and estimated fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 425.6	$ 480.1

Due after one year through five years	4,289.5	4,286.7

Due after five years through ten years	9,919.5	9,725.8

Due after ten years	4,166.9	4,135.0

	18,801.5	18,627.6

Mortgage-backed securities, including securities guaranteed by the U.S. government	5,796.9	5,740.7

TOTAL	$24,598.4	$24,368.3

Proceeds from sales of investments in bonds were $10,621.2 million during 1999, $11,663.4 million during 1998 and $11,427.8 million during 1997. Gross capital gains of $103.3 million in 1999, $331.8 million in 1998 and $200.7 million in 1997 and gross capital losses of $132.0 million in 1999, $47.3 million in 1998 and $68.8 million in 1997 were realized on those sales, portions of which were deferred into the IMR.

b. Common Stocks

Common stocks had a cost of $255.3 million in 1999 and $238.4 million in 1998.

c. Mortgages

The Company had restructured loans with book values of $81.1 million and $126.6 million at December 31, 1999 and 1998, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 1999, 1998 and 1997.

At December 31, 1999, scheduled commercial mortgage loan maturities were as follows: 2000 – $249.6 million; 2001 – $250.0 million; 2002 – $327.5 million; 2003 – $359.4 million; 2004 – $363.7 million and $3,607.5 million thereafter.

Notes to Statutory Financial Statements, Continued

d.	Other

The carrying value of investments which were non-income producing for the preceding twelve months was $18.8 million and $13.2 million at December 31, 1999 and 1998, respectively.

6. PORTFOLIO RISK MANAGEMENT

The Company uses common derivative financial instruments to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. These financial instruments described below are not recorded in the financial statements, unless otherwise noted. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statements of Income. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other assets on the Statutory Statements of Financial Position. At December 31, 1999 and 1998, the Company had swaps with notional amounts of $9,403.5 million and $4,382.0 million, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into net investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1999 and 1998, the Company had option contracts with notional amounts of $11,825.5 million and $12,704.4 million, respectively. The Company’s credit risk exposure was limited to the unamortized costs of $76.9 million and $92.5 million at December 31, 1999 and 1998, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into net investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1999 and 1998, the Company had agreements with notional amounts of $3,264.2 million and $4,337.9 million, respectively. The Company’s credit risk exposure on these agreements is limited to the unamortized costs of $11.1 million and $22.7 million at December 31, 1999 and 1998, respectively.

The Company enters into forward U.S. Treasury, Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and deferred and amortized through the IMR over the remaining life of the asset. At December 31, 1999 and 1998, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $175.1 million and $603.4 million, respectively.

Notes to Statutory Financial Statements, Continued

The Company utilizes certain other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $582.6 million and $384.2 million at December 31, 1999 and 1998, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $59.9 million and $272.5 million at December 31, 1999 and 1998, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures do not purport to be the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 1999 and 1998.

	1999		1998
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$24,598.4	$24,368.3	$25,215.8	$26,696.9
Common stocks	294.4	294.4	296.3	296.3
Preferred stocks	117.9	115.6	123.2	116.0
Mortgage loans	6,540.8	6,410.6	5,916.5	6,178.8
Policy loans	5,466.9	5,466.9	5,224.2	5,224.2
Cash & short-term investments	1,785.8	1,785.8	1,123.3	1,123.3

Financial liabilities:
Investment type insurance contracts	8,016.4	7,621.9	7,734.6	7,940.6
Off-balance sheet financial instruments:
Interest rate swap agreements	–	(137.3)	–	84.1
Financial options	76.9	73.8	92.5	161.9
Interest rate caps & floors	11.1	4.8	22.7	43.9
Forward commitments	–	174.1	–	604.1
Other	–	(20.3)	–	7.2

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: The estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Mortgage loans: The estimated fair value of mortgage loans is determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans.

Policy loans, cash and short-term investments: Fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.
Notes to Statutory Financial Statements, Continued

Off-balance sheet financial instruments: The fair values for off-balance sheet financial instruments are based upon market prices or prices obtained from brokers.

8. RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $241.9 million, $205.0 million, and $137.3 million for 1999, 1998 and 1997, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $39.2 million in 1999, $41.3 million in 1998 and $41.9 million in 1997. Total policyholder benefits assumed on these agreements were $43.8 million in 1999, $40.6 million in 1998 and $42.4 million in 1997.

9. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal and variable life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business. MassMutual’s wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

MassMutual accounts for the value of its investments in subsidiaries at their underlying net equity. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statements of Changes in Policyholders’ Contingency Reserves. Net investment income is recorded by MassMutual to the extent that dividends are declared by the subsidiaries. During 1999, MassMutual received $100.0 million in dividends from MMHC. In the normal course of business, MassMutual provides specified guarantees and funding to its subsidiaries, including contributions, if needed, to C.M. Life and MML Bay State to meet regulatory capital requirements. The Company holds debt issued by MMHC and its subsidiaries of $1,625.6 million and $1,080.1 million at December 31, 1999 and 1998, respectively.

Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

	1999	1998
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$1,587.3	$1,151.8
Net loss	$ (26.1)	$ (2.9)
Assets	$5,947.3	$4,752.9

Other subsidiaries:
Total revenue	$1,393.4	$1,137.4
Net income	$ 115.1	$ 73.6
Assets	$3,541.8	$2,839.5

10. REINSURANCE

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $141.7 million in 1999, $183.9 million in 1998 and $294.6 million in 1997.

Notes to Statutory Financial Statements, Continued

11. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1999, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Mortgage Finance, LLC

Subsidiaries of MassMutual Holding Company
GR Phelps & Co., Inc.
MassMutual Holding Trust I
MassMutual Holding Trust II
MassMutual Holding MSC, Inc.
MassMutual International, Inc.
MML Investor Services, Inc.

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Charter Oak Capital Management, Inc. – 80.0%
Cornerstone Real Estate Advisors, Inc.
DLB Acquisition Corporation – 91.3%
Oppenheimer Acquisition Corporation – 91.91%

Subsidiaries of MassMutual Holding Trust II
CM Advantage, Inc.
CM International, Inc.
CM Property Management, Inc.
HYP Management, Inc.
MMHC Investments, Inc.
MML Realty Management
Urban Properties, Inc.
MassMutual Benefits Management, Inc.
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual International, Inc.
MassMutual Internacional (Argentina) S.A. – 85%
MassLife Seguros de Vida S. A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 85%
MassMutual International (Luxembourg) S. A. – 85%

MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 40.93%
9048-5434 Quebec, Inc.
1279342 Ontario Limited

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds

  PART II

  INFORMATION NOT REQUIRED IN PROSPECTUS

  UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

  RULE 484 UNDERTAKING

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan; from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

CONTENTS OF POST-EFFECTIVE Amendment No. 5

This Post-Effective Amendment is comprised of the following documents:

The Facing Sheet.

The Prospectus consisting of 77 pages.

The Undertaking to File Reports.

The Signatures.

Written Consents of the Following Persons:

     1. Deloitte & Touche LLP, independent auditors';
     2. Counsel opining as to the legality of securities being registered;
     3. Craig Waddington, FSA, MAAA, opining as to actuarial matters contained in the
         Registration Statement.

The following Exhibits:

99.	The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

	A.	1.	Resolution of Board of Directors of MassMutual establishing the Separate Account./1/

		2.	Not applicable.

		3.	Form of Distribution Agreements:

			a.	1. Form of Distribution Servicing Agreement between MML Distributors, LLC and MassMutual./2/

			a.	2. Form of Co-Underwriting Agreement between MML Investors Services, Inc. and MassMutual./2/

			b.	Not applicable.

			c.	Not applicable.

		4.	Not applicable.

		5.	Form of Flexible Premium Variable Whole Life Insurance Policy./3/

		6.	a.	Certificate of Incorporation of MassMutual./1/

			b.	By-Laws of MassMutual./1/

	7.	Not applicable.

	8.	Participation Agreement with Oppenheimer Variable Account Funds and MassMutual./1/

	9.	Not applicable.

	10.	Form of Application for a Flexible Premium Variable Whole Life insurance policy./3/

	11.	Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy./3/

B.	Opinion and Consent of Counsel as to the legality of the securities being registered.

C.	No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

D.	Not applicable.

E.	Consent of Deloitte & Touche LLP, independent auditors'.

F.	Opinion and consent of Craig Waddington, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.

G.	1.	a. Powers of Attorney/4/
b. Power of Attorney - Roger G. Ackerman/5/
c. Powers of Attorney - Robert J. O'Connell and Thomas B. Wheeler/6/
d. Power of Attorney - Howard Gunton/7/

27		Not Applicable.

/1/ Incorporated by reference to the Initial Registration Statement of Registration Statement No. 333-22557 filed as an exhibit with the Commission on February 28, 1997.
/2/ Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement filed as an exhibit with the Commission effective May 1, 1996.
/3/ Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement filed as an exhibit with the Commission effective May 1, 1998.
/4/ Incorporated by reference to Registration Statement No. 333-22557 filed with the Commission as an exhibit on February 28, 1997.
/5/ Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039 on Form N-4 filed with the Commission as an exhibit on June 4, 1998.
/6/ Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-65887 filed with the Commission as an exhibit on January 28, 1999.
/7/ Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-88503 filed with the Commission as an exhibit on January 20, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 033-89798 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 5 to Registration Statement No. 033-89798 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 24th day of April, 2000.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
    (Depositor)

By: /s/ Robert J. O'Connell*
Robert J. O'Connell, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe	On April 24, 2000, as Attorney-in-Fact pursuant to
*Richard M. Howe	powers of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 033-89798 to Registration Statement No. 5 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O'Connell *	Chief Executive Officer and	April 24, 2000
Robert J. O'Connell	Chairman of the Board

/s/ Howard Gunton*	Chief Financial Officer	April 24, 2000
Howard Gunton

/s/ Roger G. Ackerman*	Director	April 24, 2000
Roger G. Ackerman

/s/ James R. Birle*	Director	April 24, 2000
James R. Birle

/s/ Gene Chao*	Director	April 24, 2000
Gene Chao, Ph.D.

/s/ Patricia Diaz Dennis*	Director	April 24, 2000
Patricia Diaz Dennis

/s/ Anthony Downs*	Director	April 24, 2000
Anthony Downs

/s/ James L. Dunlap*	Director	April 24, 2000
James L. Dunlap

/s/ William B. Ellis*	Director	April 24, 2000
William B. Ellis, Ph.D.

/s/ Robert M. Furek*	Director	April 24, 2000
Robert M. Furek

/s/ Charles K. Gifford*	Director	April 24, 2000
Charles K. Gifford

/s/ William N. Griggs*	Director	April 24, 2000
William N. Griggs

/s/ George B. Harvey*	Director	April 24, 2000
George B. Harvey

/s/ Barbara B. Hauptfuhrer*	Director	April 24, 2000
Barbara B. Hauptfuhrer

/s/ Sheldon B. Lubar*	Director	April 24, 2000
Sheldon B. Lubar

/s/ William B. Marx, Jr.*	Director	April 24, 2000
William B. Marx, Jr.

/s/ John F. Maypole*	Director	April 24, 2000
John F. Maypole

/s/ Thomas B. Wheeler*	Director	April 24, 2000
Thomas B. Wheeler

/s/ Alfred M. Zeien*	Director	April 24, 2000
Alfred M. Zeien

/s/ Richard M. Howe	on April 24, 2000, as Attorney-in-Fact pursuant to
*Richard M. Howe	powers of attorney incorporated by reference.

REPRESENTATION BY REGISTRANT'S COUNSEL

As counsel to the Registrant, I, Lynn S. Mercier, have reviewed this Post-Effective Amendment No. 5 to Registration Statement No. 033-89798 and I represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ Lynn S. Mercier
Lynn S. Mercier
Counsel
Massachusetts Mutual Life Insurance Company

EXHIBIT LIST

99.B.	Opinion and Consent of Lynn S. Mercier

99.E.	Consent of Deloitte & Touche LLP, independent auditors'

99.F.	Opinion and Consent of Craig Waddington, FSA, MAAA